Exhibit 4.1

FORTRESS PRIVATE LENDING FUND

CLASS I SHARES

SUBSCRIPTION BOOKLET

If the prospective investor does not wish to subscribe for Class I Shares of beneficial interest of Fortress Private Lending Fund (the "Company"), or if the prospective investor's subscription is rejected, please return this Subscription Booklet, the Company's Confidential Private Placement Memorandum dated June 2025 (as supplemented from time to time, the "Memorandum") and all drafts of the Company's Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration of Trust"), the Company's Amended and Restated Bylaws (as amended from time to time, the "Bylaws"), the Amended and Restated Investment Advisory Agreement between the Company and FPLF Management LLC (the "Adviser") dated February 10, 2025 (the "Advisory Agreement") and the Amended and Restated Administration Agreement between the Company and FPLF Management LLC (the "Administrator") dated February 10, 2025 (the "Administration Agreement") (such Memorandum, Declaration of Trust, Bylaws, Advisory Agreement and Administration Agreement are collectively referred to herein as the "Company Documents") to the Adviser.  The Company Documents may not be reproduced, duplicated, disclosed or delivered, in whole or in part, to any other person (other than confidentially to legal counsel to and professional advisors of prospective investors) without the prior written consent of the Adviser.

FORTRESS PRIVATE LENDING FUND

INSTRUCTIONS FOR SUBSCRIBERS

This Subscription Booklet contains:

(i) a Subscription Agreement,

(ii) Investor Qualification Statements relating to Accredited Investor Status, Investment Company Act Matters and Plan Investor Representations as Exhibits A through C,

(iii) Consent to Electronic Delivery of the Company's Privacy Notice and Form 1099 as Exhibit D,

(iv) Supplemental Investor Qualification Statements for Non-U.S. Investors and Canadian Subscribers (the "Supplemental Documents") as Exhibits E and H, respectively,

(v) a Privacy Notice (the "Privacy Notice") and an EEA-UK Privacy Notice (the "EEA-UK Privacy Notice"), as Exhibits F and G, respectively, and

(vi) links to IRS Form W-9 and the various IRS Forms W-8 attached hereto as Exhibit I.

Please complete, execute and return in its entirety each of the applicable documents referenced in Items (i) through (vi).  Each of the above-mentioned documents must be completed and properly executed, by or on behalf of the person or entity proposing to make an investment (the "Subscriber") before a subscription will be accepted; provided that the IRS Form W-9 is only required for United States persons (and the IRS Form W-8 is only required for non-United States persons) and the Supplemental Documents are required only for persons resident in Canada or non-U.S. persons (see "Taxpayer Identification Number and Certification" instructions below).

Please direct any questions regarding the terms and provisions of this offering or regarding the subscription procedure to FPLF Management LLC ([***] or [***]).

 General Instructions

1.
Subscription Agreement.  On the signature page to the Subscription Agreement fill in:  (a) the date the Subscription Agreement was signed by or on behalf of the Subscriber, (b) the total amount of the Subscriber's desired investment, (c) the Subscriber's contact information, (d) the Subscriber's printed name, and (e) the Subscriber's signature (or in the case of an authorized representative signing on behalf of an entity, such person's signature and title as an authorized representative).  The Subscription Agreement signature page does not need to be notarized.  Please note that the attached Subscription Agreement contains a power of attorney that enables the Company to execute, on behalf of the Subscriber, documents relating to the Subscriber's investment in the Company, including the Company Documents and duly approved amendments thereto.  Exhibits A, B and C of the Subscription Agreement regarding Accredited Investor Status, Investment Company Act Matters and Plan Investor Representations, respectively, must be completed by all Subscribers.  The Supplemental Investor Qualification Statement for Canadian Subscribers should be completed as relevant.

2.
Instruction for Attorneys-In-Fact Signing on behalf of a Subscriber.  If any of the subscription documents included or referenced in this Subscription Booklet are executed for a Subscriber by its attorney-in-fact, a copy of the applicable power of attorney must be provided to the Company together with the executed subscription documents.  In addition, the signatory must clearly disclose any principal/agent relationship by indicating in the signature block that such party is signing as an agent (e.g., "(name of agent) as agent for (name of principal)").

Fortress Private Lending Fund
Subscription Booklet Instructions – Page 1

3.
Taxpayer Identification Number and Certifications.  For purposes of this Section 3, "United States person" means (i) a U.S. citizen or resident, (ii) a partnership, corporation or limited liability company (for the avoidance of doubt, other than a DRE (as defined below)) organized under U.S. law, (iii) a U.S. estate (or any other estate whose income from sources outside of the United States is subject to U.S. federal income tax regardless of the source) or (iv) a trust (A) if a court within the United States is able to exercise primary supervision over the trust's administration and one or more United States persons have the authority to control all of its substantial decisions or (B) if a valid election to be treated as a United States person is in effect with respect to such trust.  If the Subscriber is treated as disregarded as an entity separate from the Subscriber's owner for U.S. federal income tax purposes (a "DRE," and such owner, its "Tax Owner"), then, for purposes of this Section 3, including the determination of whether the Subscriber is or is not a "United States person" and applicable undertakings to provide an IRS Form W-8, IRS Form W-9, and any additional information, the references to Subscriber shall instead refer to its Tax Owner.

(a)         United States Persons:  Each Subscriber that is a "United States person" (as well as each beneficial owner of any amounts expected to be paid or allocated for U.S. federal income tax purposes to a Foreign Flow-Through Subscriber (a "Beneficial Owner") if such Beneficial Owner is a United States person) must complete an IRS Form W-9.  For purposes of this Section 3, "Foreign Flow-Through Subscriber" means any Subscriber organized as a flow-through entity (for the avoidance of doubt, other than a DRE) that is not a "United States person."  These forms are necessary for the Company to comply with its tax filing obligations and to establish that the Subscriber or Beneficial Owner, as the case may be, is not subject to certain withholding tax obligations applicable to non-United States persons.  The completed forms should be returned with the Subscriber's Subscription Agreement.  Do not send them to the IRS.

(b)          Non-United States Persons:  Subscribers and Beneficial Owners (as defined above) that are not "United States persons" are required to provide information about their status for withholding tax purposes on IRS Form W-8BEN (for individual non-U.S. Beneficial Owners), IRS Form W-8BEN-E (for certain non-U.S. Beneficial Owners that are entities), IRS Form W-8IMY (for non-U.S. intermediaries, flow-through entities, and certain United States branches), IRS Form W-8EXP (for non-U.S. governments, non-U.S. central banks of issue, non-U.S. tax-exempt organizations, non-U.S. private foundations, and governments of certain United States possessions), or IRS Form W-8ECI (for non-"United States persons" receiving income that is effectively connected with the conduct of a trade or business in the United States), as more specifically described in the instructions accompanying those forms.  Additionally, any Subscriber or Beneficial Owner that is not a "United States person" must provide on the applicable IRS Form W-8 the taxpayer identification number, if any, issued to it by the jurisdiction in which such Subscriber or Beneficial Owner is a tax resident.  The various IRS Forms W-8 are attached. The completed forms should be returned with the Subscriber's Subscription Agreement.  Do not send them to the IRS.

4.	Privacy Notice.

(a)
The Privacy Notice, which is provided to the Subscriber as a result of the privacy notice and disclosure regulations promulgated under applicable U.S. federal law, explains the manner in which the Company collects, utilizes and maintains nonpublic personal information about each Subscriber. The Privacy Notice applies only to Subscribers who are natural persons and to certain entities that are essentially "alter egos" of natural persons (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles).

(b)
The EEA-UK Privacy Notice, which is provided to the Subscriber as a result of the EEA-UK Data Protection Legislation (as defined in the EEA-UK Privacy Notice), explains the manner in which Authorized Entities (as defined in the EEA-UK Privacy Notice) collects, processes and/or transfers certain personal data.  The EEA-UK Privacy Notice applies only to the extent EEA-UK Data Protection Legislation applies to the Authorized Entities' collection, processing and/or transfer of the personal data in connection with the Subscriber, as further described in Section 8(t) of the Subscription Agreement.

(c)
Consent to Electronic Delivery of Form 1099. Each Subscriber must consent to receive Form 1099 (U.S. Internal Revenue Service Form 1099-DIV) electronically via email, the Internet, and/or another electronic reporting medium in lieu of paper copies and must confirm this consent electronically at a future date in a manner set forth by the Adviser at such time.

Fortress Private Lending Fund
Subscription Booklet Instructions – Page 2

5.
Supporting Documentation.  Subscribers may be required, if requested by the Company, to furnish further certifications, documentation or information regarding the Subscriber or its direct or indirect beneficial owners or holders of interests as the Adviser deems necessary or advisable to verify any information provided by the Subscriber or to comply with any applicable law or regulation.

Returning Subscription Materials for
the Closing

All subscription documents (including suitable notarization of the Power of Attorney) are to be executed and returned to FPLF Management LLC by email ([***]).

Please complete, execute and return in its entirety each of the applicable documents referenced in Items (i) through (vi) of the Instructions for Subscribers.

The Company has the full right to accept or reject a subscription in its discretion.  The Company also has the right to cease accepting subscriptions at any time without notice.  If a Subscriber's subscription is rejected, the Company will promptly return any funds provided by the Subscriber, without interest, by wire transfer to an account designated by the Subscriber.

Fortress Private Lending Fund
Subscription Booklet Instructions – Page 3

FORTRESS PRIVATE LENDING FUND

 SUBSCRIPTION AGREEMENT

THE SHARES (AS DEFINED BELOW) HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES LAWS OF ANY STATE OR OF ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED.  SHARES IN THE COMPANY (AS DEFINED BELOW) ARE BEING OFFERED AND SOLD (I) IN THE UNITED STATES TO "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AND (II) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S OR REGULATION D UNDER THE SECURITIES ACT AND OTHER SIMILAR EXEMPTIONS UNDER THE LAWS OF THE STATES AND JURISDICTIONS WHERE THE OFFERING WILL BE MADE.  THERE IS CURRENTLY NO PUBLIC MARKET FOR THE SHARES AND THERE CAN BE NO ASSURANCE THAT SUCH MARKET WILL DEVELOP IN THE FUTURE.  THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THIS SUBSCRIPTION AGREEMENT AND UNLESS THE SHARES ARE REGISTERED UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS THEREUNDER.

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY (AS DEFINED BELOW) AND THE TERMS OF THE OFFERING OF THE SHARES, INCLUDING THE MERITS AND RISKS INVOLVED.  SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Reference is made to the Confidential Private Placement Memorandum dated June 2025 (as supplemented from time to time, the "Memorandum"), relating to the offering of Class I Shares of beneficial interest, par value $0.01 per share ("Shares") of Fortress Private Lending Fund, a Delaware statutory trust (the "Company"), the Company's Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration of Trust"), the Company's Amended and Restated Bylaws (as amended from time to time, the "Bylaws"), the Amended and Restated Investment Advisory Agreement between the Company and FPLF Management LLC (the "Adviser") dated February 10, 2025 (the "Advisory Agreement") and the Amended and Restated Administration Agreement between the Company and FPLF Management LLC dated February 10, 2025 (the "Administration Agreement") (such Memorandum, Declaration of Trust, Bylaws, Advisory Agreement and Administration Agreement are collectively referred to herein as the "Company Documents").  At the time of the acceptance of this subscription agreement (this "Agreement"), the Company will have made an election to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Investment Company Act") (the "BDC Election").  Prior to electing to be regulated as a BDC, the Company is operating as a private fund in reliance on an exemption from the definition of "investment company" under Section 3(c)(7) of the Investment Company Act.  For the avoidance of doubt, reference to the "Adviser" shall include any successor or additional investment adviser, in its capacity as investment adviser of the Company.

1.        Subscription for Shares.  Subject to the terms and conditions hereof, including the acceptance of this Agreement by the Company, and in reliance upon the representations, warranties and covenants of the respective parties contained herein, you (the "Subscriber") (a) irrevocably offer to subscribe for and agree to purchase Shares of the Company for the total investment amount (the "Investment Amount") indicated on the signature page of this Agreement (subject to any provisions of this Agreement which may provide otherwise), which shall become contractually binding upon acceptance by the Company, in its sole discretion, (b) agree to be bound by the terms and provisions of this Agreement and the Company Documents and (c) agree to be admitted to the Company as a shareholder of the Company (a "Shareholder").  The Subscriber hereby agrees that, in the event it is permitted by the Company to make an additional investment to purchase Shares on a date after its initial subscription has been accepted, the Shareholder shall be required to enter into an additional subscription agreement with the Company covering such additional investment.  The minimum investment is $10,000, although lesser amounts may be accepted at the sole discretion of the Adviser.

Fortress Private Lending Fund
Subscription Agreement – Page 1

2.            Other Subscription Agreements.  The Subscriber understands that the Company has entered into or expects to enter into separate subscription agreements (the "Other Subscription Agreements" and, together with this Agreement, the "Subscription Agreements") with other investors (the "Other Subscribers") providing for the sale of Shares to the Other Subscribers.  This Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Subscriber and the Other Subscribers are to be separate sales.

3.             Acceptance of Subscriptions; Closings.

(a)
To be accepted, a subscription request must be made with a completed and executed Agreement in good order, and payment of the full purchase price of Shares being subscribed.  If a subscription request is submitted prior to the BDC Election, upon acceptance of the Subscriber's Agreement, the Subscriber will tender full payment of the Investment Amount for deposit in the Company's escrow account.  In addition, the Company, in its sole discretion, may place accepted Investment Amounts in the Company’s escrow account, pursuant to certain arrangements with financial intermediaries. All such payments shall be held in a non-interest-bearing escrow account pending the BDC Election or the Company’s determination that Shares may be issued to such Subscriber, as applicable (each such occurrence being an “Escrow Break”).  Upon an Escrow Break, the Subscriber’s Investment Amount shall be transferred to the Company from the escrow account and Shares shall be issued to the Subscriber.

(b)
Subject to Section 3(a), following the BDC Election, the closing of the Subscriber's subscription for Shares (each such closing, including the closing upon the BDC Election, a "Closing") shall take place as of the first business day of each month after which this Agreement is first accepted in whole or in part by the Company (such date being the date filled in by the Company on the signature page hereto). To be accepted, a subscription request must be made with a completed and executed Agreement in good order, and payment of the full purchase price of Shares being subscribed at least five (5) business days prior to the first day of the month (unless waived by the Company or its agents). If a purchase order is received less than five (5) business days prior to the first day of the month, unless waived by the Company or its agents, the purchase order will be held in a non-interest-bearing account and executed in the next month's Closing at the transaction price applicable to that month. If the Agreement is not accepted, the subscription will not be accepted and the Investment Amount will be returned to the Subscriber.  The Company will advise each Subscriber promptly of the Company's acceptance of an offer to subscribe for Shares.

(c)
[The initial purchase price per Share at the Closing upon the BDC Election shall be $25.00.] For any subsequent Closing, the purchase price per Share shall equal the Company's then-current net asset value ("NAV") per Share as of the end of the most recently completed month-end prior to the applicable Closing date, subject to any limitations of Section 23 of the Investment Company Act, (which generally prohibits the Company from issuing Shares at a price below the then-current NAV per Share as determined within 48 hours, excluding Sundays and holidays, of such issuance).  No Subscriber shall be required to invest more than the total Investment Amount.

(d)
The Investment Amount shall be payable in U.S. Dollars and in immediately available funds.  While a Subscriber will not know the Company's NAV applicable on the effective date of its Share purchase, the Company's NAV applicable to a purchase of Shares will be available generally within 20 business days after the effective date of the Share purchase; at that time, the number of Shares based on that NAV and each Subscriber's purchase will be determined and Shares will be credited to the Subscriber's account as of the effective date of the Share purchase.

Fortress Private Lending Fund
Subscription Agreement – Page 2

4.          Privately-Placed, Perpetual-Life Business Development Company.  The Company intends make, or has made, a BDC Election.  Prior to making its BDC Election, the Company is operating as a private fund in reliance on an exemption from the definition of "investment company" under Section 3(c)(7) of the Investment Company Act.  After the BDC Election, the Company intends to operate as a privately-placed, "perpetual life" (as described below) BDC.  As a privately-placed BDC, the Company's Shares will not be listed for trading on a stock exchange or other securities market.  As a perpetual-life BDC, the Company will be an investment vehicle of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, whose Shares are intended to be sold by the Company on a continuous monthly basis at a price equal to the Company's net asset value per Share.  In the sole discretion of the board of trustees of the Company (the "Board"), as more fully set forth in the Memorandum, the Company intends to commence a share repurchase program in which it intends to offer to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate net asset value) in each quarter.  Aside from the potential for limited liquidity offered by quarterly Share repurchases, Shareholders generally should not expect to be able to sell their Shares regardless of how well the Company performs.  While the Company may consider a liquidity event at any time in the future, it currently does not intend to undertake a liquidity event, including, without limitation, (i) an initial public offering or other listing of its Shares on a national securities exchange, (ii) a Sale Transaction or (iii) an orderly wind down and/or liquidation of the Company's assets.  A "Sale Transaction" means (a) the sale of all or substantially all of the Company's assets to, or other liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer.  A Sale Transaction also may include a sale, merger or other transaction with one or more affiliated investment companies managed by the Adviser.  The Company is not obligated by its Declaration of Trust or Bylaws, or otherwise, to effect a liquidity event at any time.

5.           Dividend Reinvestment Plan.  The Company will adopt a dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of its Shareholders, unless a Shareholder elects to receive cash distributions.  A Shareholder may elect to receive its entire dividend in cash by notifying the Adviser in writing no later than ten days prior to the record date for dividends to Shareholders.

6.            Limitations on Transfer.

(a)
The Subscriber may not Transfer any of its Shares without the express written consent of the Company, which may be granted or withheld in the sole discretion of the Adviser, except that (x) such consent shall not be unreasonably withheld with regard to an assignment by a Shareholder of all of its Shares to its Affiliate if all of the following conditions are satisfied as reasonably determined by the Adviser (or waived by the Adviser in its sole discretion):  (A) such assignee is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, (B) such assignment does not cause the Adviser, any of its Affiliates, the Company or any of the Shareholders of the Company to be subjected to (or materially increase its obligation with respect to) any regulations or reporting requirements that the Adviser reasonably believes to be significant or burdensome or to any tax obligation, (C) such assignee in the Adviser's judgment has the financial ability to hold the Shares and perform in a timely manner all of its obligations as a Subscriber under this Agreement, and (D) as reasonably determined by the Adviser, none of such assignee, its Affiliates, agents or advisors or any person associated with such assignee is a competitor of the Company, the Adviser, any portfolio company of the Company or any of their respective Affiliates.

(b)
The Shareholder may not Transfer any of its Shares unless the Transfer is made in accordance with Applicable Securities Laws (as defined below) and is otherwise in compliance with the transfer restrictions set forth in Annex 1.  The Shareholder agrees that hedging transactions in the Shares may not be conducted except in compliance with the Securities Act.  "Transfer" (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.  "Affiliate" of any person shall mean any other person controlling, controlled by, or under common control (directly or indirectly through any person) with such person, and, if the person is a natural person, such person's spouse, parent, sibling, child, grandchild or other descendent (whether natural or adopted) and each trust, limited partnership, limited liability company or other estate or tax planning vehicle or entity created for the primary benefit of one or more of such persons.

7.          Representations and Warranties of the Company.  The Company represents and warrants to the Subscriber (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Agreement and the representations and warranties of the Other Subscribers) that:

Fortress Private Lending Fund
Subscription Agreement – Page 3

(a)
The Company is a statutory trust, existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct the business in which it is proposed to engage, as described in the Memorandum, and to carry out the terms of this Agreement applicable to it.

(b)
The execution, delivery and performance of this Agreement have been authorized by all necessary action on behalf of the Company, and upon execution and delivery by the Company, this Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

(c)
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any provision of any agreement or other instrument to which the Company is a party or by which it or any of its properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business or properties that would have any material adverse effect on the Company.

(d)
There is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company that (i) questions the validity of this Agreement or any action taken or to be taken pursuant to this Agreement or (ii) would otherwise have a material adverse effect on the Company.

8.          Representations and Warranties of the Subscriber.  The Subscriber hereby represents and warrants to, except as otherwise set forth below, and agrees with, the Company as follows:

(a)          Suitability.  THE SUBSCRIBER HAS READ CAREFULLY AND UNDERSTANDS THE COMPANY DOCUMENTS AND ACKNOWLEDGES THAT IT HAS BEEN ADVISED TO CONSULT WITH (AND HAS CONSULTED TO THE EXTENT THE SUBSCRIBER DEEMS APPROPRIATE) ITS OWN ATTORNEY, ACCOUNTANT, TAX ADVISOR OR INVESTMENT ADVISOR WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE SUBSCRIBER. THE COMPANY IS NOT INTENDED AS A PLAN OR PROGRAM FOR, AND THE SHARES ARE NOT INTENDED FOR, THE INVESTMENT OF THE PROCEEDS OF MUNICIPAL SECURITIES AND THE ADVICE OF THE ADVISER SHALL NOT BE CONSTRUED AS ADVICE TO THE SUBSCRIBER.  ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT CONTAINED IN THE MEMORANDUM SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.  THE SUBSCRIBER'S OVERALL INVESTMENT IN THE COMPANY AND OTHER INVESTMENTS THAT ARE NOT READILY MARKETABLE IS NOT DISPROPORTIONATE TO THE SUBSCRIBER'S NET WORTH.

(b)
If the Subscriber is an Individual: (i) the Subscriber has the legal capacity to execute, deliver and perform the Subscriber's obligations under this Agreement and if the Subscriber lives in a community property state in the United States of America, its territories and possessions, any state of the United States, or the District of Columbia (the "United States"), either (A) the source of the Subscriber's investment in Shares will be the Subscriber's separate property and the Subscriber will hold the Subscriber's Shares as separate property, or (B) the Subscriber has the authority alone to bind the community with respect to this Agreement, (ii) the execution, delivery and performance by the Subscriber of this Agreement are within its legal right and power, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Subscriber or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound; and (iii) this Agreement constitutes the Subscriber's legal, valid and binding obligation enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity. Neither the execution, delivery or performance of this Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the Subscriber's assets or properties.

Fortress Private Lending Fund
Subscription Agreement – Page 4

(c)
If the Subscriber is an Entity: (i) the Subscriber is duly organized, existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by the Subscriber of this Agreement are within the Subscriber's powers, have been duly authorized by all necessary action on the Subscriber's behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, (A) any provision of the Subscriber's certificate or articles of incorporation, limited liability company operating agreement, limited partnership agreement or other comparable organizational documents or (B) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Subscriber or any agreement or other instrument to which the Subscriber is a party or by which it or any of its respective properties is bound, or any license, permit or franchise applicable to the Subscriber or its business, properties or rights; and (iii) this Agreement constitutes the Subscriber's legal, valid and binding obligation enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.  Neither the execution, delivery or performance of this Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the Subscriber's assets or properties.

(d)          Access to Information; Opportunity to Verify Information.  The Subscriber acknowledges that representatives of the Company have made available to the Subscriber the opportunity to ask questions and receive answers from such representatives concerning the terms and conditions of the offering described in the Memorandum and to obtain any additional information which they possess or can acquire without unreasonable effort or expense that is necessary to verify the information contained in the Memorandum or otherwise related to the proposed activities of the Company.  The Subscriber received answers thereto satisfactory to it from the Company and its representatives regarding the terms and conditions of the offering of Shares and has obtained all additional information requested by the Subscriber of the Company and its representatives to verify the accuracy of all information furnished to the Subscriber regarding the offering of Shares.

(e)          Knowledge and Experience.  The Subscriber and its purchaser representative (if any) currently have, and (unless the Subscriber has a purchaser representative) the Subscriber had immediately prior to receipt of any offer regarding the Company and the Shares, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.  The Subscriber understands that the Company has no (or limited) operating history, that any investment performance information in the Memorandum relates to other investment funds and not the Company, and there is no guarantee that the same or similar results will be achieved by the Company.

(f)           BDC Election.  The Subscriber understands that the Company intends to file, or has filed, an election to be treated as a BDC under the Investment Company Act and intends to elect, or has elected, to be treated as a "regulated investment company" within the meaning of Section 851 of the United States Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes effective on or prior to the date hereof.  Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Department of Treasury Regulations §1.852-6(a) and other regulations.  If the Subscriber is unable or refuses to provide such information directly to the Company, it understands that it shall be required to include additional information on its U.S. federal income tax return as provided in U.S. Department of Treasury Regulations § 1.852‑7.

(g)          Investment Company Status.  The Subscriber either (i) is not (A) an “investment company” (as defined in the Investment Company Act) or (B) an entity that would be an “investment company” but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, or (ii) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC.

Fortress Private Lending Fund
Subscription Agreement – Page 5

(h)          Purchaser Representative.  If the Subscriber has utilized a purchaser representative, the Subscriber has previously given the Company notice in writing of such fact, specifying that such representative would be acting as the Subscriber's "purchaser representative" as defined in Rule 501(i) of Regulation D under the Securities Act.

(i)           Final Form.  The Subscriber understands that its investment in the Company will be subject to the terms and conditions of this Agreement and the Declaration of Trust and Bylaws in such final forms as shall be executed by the parties thereto and as the same may be amended from time to time in accordance with their respective terms.  The Subscriber further understands and acknowledges that certain of the terms and conditions of the Company and the Shares originally set forth in the Memorandum may have been modified and, as modified, will be reflected in the final form of this Agreement.

(j)           Purchase for Investment.  The Subscriber acknowledges that there are substantial restrictions on the transferability of the Subscriber's Shares under this Agreement, the Declaration of Trust, the Bylaws and applicable law and understands that: (i) the Subscriber must bear the economic risk of its investment until the completion of winding up of the Company; (ii) the Shares have not been registered under the Securities Act, and, therefore, cannot be resold, disposed of or otherwise Transferred unless they are subsequently registered under the Securities Act or sold in a transaction exempt from or not subject to the registration requirements thereunder; (iii) the Shares have not been registered under the securities laws of the various states or the laws of any jurisdiction outside of the United States and that the Subscriber is responsible for complying with any such laws, which may impose restrictions on the Transfer of the Shares by the Subscriber; (iv) the Subscriber is purchasing the Shares for its own account and without a view toward distribution thereof; (v) the Subscriber may not resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any regulations under the Securities Act and the applicable securities acts or similar statutes of the jurisdiction in which the Subscriber resides, including all regulations and rules under such laws, together with applicable published policy statements, instruments, notices and blanket orders or rulings of general applicability (collectively, "Applicable Securities Laws"), and any and all applicable provisions of this Agreement; (vi) the Transfer of the Shares and the substitution of another subscriber for the Subscriber are restricted by the terms of this Agreement; (vii) neither the Subscriber nor any Other Subscriber has rights to require that the Shares be registered under the Securities Act; and (viii) there is currently no public or other market for the Shares, and it is possible that no such secondary market for the Shares will ever develop.  The Subscriber understands that for the foregoing reasons, the Subscriber will be required to retain ownership of the Shares and bear the economic risk of its investment in the Company, including risk of loss, for an indefinite period of time and it may not be possible for the Subscriber to liquidate its investment in the Company.  The Subscriber understands that the Shares will not be evidenced by a certificate subject to Article 8 of the Uniform Commercial Code.

(k)          Securities Laws.  The Subscriber received the Company Documents and first learned of the Company in the jurisdiction listed as the address of the Subscriber set forth on the Subscriber's signature page hereto.  If such jurisdiction is a state within the United States, the Subscriber intends that the state securities laws of such state alone shall govern this transaction.  If the Subscriber is not a resident of the United States, the Subscriber understands that it is the responsibility of the Subscriber to satisfy himself, herself or itself as to full observance of the laws of any relevant territory outside of the United States in connection with the offer and sale of the Shares, including obtaining any required governmental or other consent, approval or authorization and observing any other applicable formalities, and represents, to the best of its knowledge, no filing or registration with or approval by the relevant governmental authorities or self-regulatory organizations in such jurisdiction is required in connection with the offer and sale of the Shares to the Subscriber.  The Subscriber is, with respect to the Company, one person within the meaning of Rule 12g5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Subscriber shall have otherwise indicated in writing and submitted such to the Adviser along with this Agreement.  The Subscriber's form of holding Shares (and any other interest in the Company) is not used primarily to circumvent the provisions of Section 12(g) or Section 15(d) of the Exchange Act.

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(l)          Accredited Investor and U.S. Person Status. If the Subscriber is a "U.S. Person" (as that term is defined in Rule 902 promulgated under the Securities Act ("Rule 902")), one or more of the categories set forth in Exhibit A hereto correctly and in all respects describes the Subscriber, and, as to accredited investor status, the Subscriber or its authorized representative has so indicated by checking the box adjacent to a category on Exhibit A. If the Subscriber is not a "U.S. Person" under the Securities Act, the Subscriber represents, warrants and covenants that (A) the Subscriber is not subscribing for Shares for the account or benefit of any person that is a "U.S. Person" under the Securities Act, (B) the offer and sale of Shares to the Subscriber constitute an "Offshore Transaction," as that term is defined in Rule 902 and/or has been made in conformity with Regulation D under the Securities Act and (C) the Subscriber will resell the Shares, in whole or in part, only (1) in accordance with the provisions of applicable non-United States securities laws and regulations, applicable state securities laws and regulations and the Company Documents and (2) in accordance with the provisions of Regulation S (Rules 901 through 905) promulgated under the Securities Act and the "Preliminary Notes" (as that term is defined in Regulation S), pursuant to a registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

(m)         Investment Objectives and Advice; No Reliance.  The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.  In connection with the offering of Shares, the Subscriber is not relying upon any information or statements other than those statements contained in this Agreement and in the Memorandum to make such decision.  The Subscriber is not relying on the Company, the Adviser or any of their respective partners, members, officers, counsel, employees, agents, representatives or Affiliates for legal, investment or tax advice with respect to an investment in the Company or the investment of the "proceeds of municipal securities."  The Subscriber is not relying upon any representation, warranty or agreement by the Company, the Adviser, their respective members, partners or Affiliates or any agent or representative of any of them, written or otherwise, in determining to invest in the Company.  The Subscriber agrees that it is solely responsible for making a decision with respect to the merits of the purchase of Shares based upon its own evaluation and analysis.  The Subscriber confirms that none of the Company, the Adviser or any of their respective partners, members, officers, counsel, employees, agents, representatives or Affiliates of any of the foregoing has made any recommendation as to the suitability of the purchase of Shares.

(n)          No General Solicitation.  The Shares were not offered to the Subscriber by any means of general solicitation or general advertising.  In that regard, the Subscriber is not subscribing for the Shares: (i) as a result of or subsequent to becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar printed public medium, generally available electronic communication or telecommunication, broadcast over television or radio or generally available to the public on the Internet; (ii) as a result of or subsequent to attendance at a seminar or meeting called by any of the means set forth in (i); or (iii) as a result of or subsequent to any solicitations by a person not previously known to the Subscriber in connection with investment in securities generally.

(o)          Plan Investor Status; Benefit Plan Investors; Self-Directed Plan Investors.  The Subscriber has indicated on Exhibit C hereto whether or not it is, or is acting on behalf of, a "Benefit Plan Investor" or an "Other Plan Investor," in each case as such term is used in Exhibit C, and, if so, made certain other representations and warranties in such Exhibit C.  Unless the Subscriber has indicated that it is a "Benefit Plan Investor" on the signature page hereto, the Subscriber is not, and will not hereafter permit itself to become, a "benefit plan investor" as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").  If the Subscriber is not a Benefit Plan Investor as of the date hereof, the Subscriber shall promptly notify the Adviser in writing in the event it ever becomes, or there is any reason to believe that it will become, a Benefit Plan Investor.  If the Subscriber is a "Plan Investor" as such term is used in Exhibit C, the Subscriber's participants are not permitted to self-direct investments, unless the Subscriber (i) is investing for the account of an individual participant or owner of either a self-directed 401(k) plan, a self-directed "individual retirement account" within the meaning of Section 408(a) of the Code or a self-directed "Roth IRA" within the meaning of Section 408A of the Code (each, a "401(k)/IRA Investor") and (ii) the Subscriber has indicated that it is a 401(k)/IRA Investor on the signature page hereto.  If the Subscriber is a 401(k)/IRA Investor, the Shares shall, at all times after the purchase thereof by the Subscriber and prior to any Transfer of such Shares pursuant to the terms of this Agreement, be beneficially owned solely by one individual (i.e., the participant or owner who directed the investment in the Shares).

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(p)          FOIA Investors.  If the Subscriber is subject to the Freedom of Information Act, as amended (a "FOIA Subscriber"), the Subscriber has so indicated by checking the appropriate box on the signature page hereto.  The Subscriber agrees that it shall promptly notify the Adviser if it becomes a FOIA Subscriber at any time subsequent to the date hereof.  "FOIA Subscriber" shall mean any Subscriber that is: (i) an entity that is directly or indirectly subject to either Section 552(a) of Title 5, United States Code (commonly known as the "Freedom of Information Act") or any similar U.S. or non-U.S. federal, state, county or municipal public disclosure law; (ii) an entity that is subject, by regulation, contract or otherwise, to disclose Company information to a U.S. or non-U.S. trading exchange or other market where interests in such entity are sold or traded; (iii) a pension fund or retirement system for a U.S. or non-U.S. government entity; (iv) an entity who, by virtue of such person's (or any of its Affiliate's) current or proposed involvement in government office, is required to or will likely be required to disclose Company information to a U.S. or non-U.S. governmental body, agency or committee (including any disclosures required in accordance with the Ethics in Government Act of 1978, as amended, and/or any rules and regulations of any executive, legislative or judiciary organization); (v) an agent, nominee, fiduciary, custodian or trustee for any person described in clauses (i) through (iv) above or (vi) below where Company information provided to or disclosed to such agent, nominee, fiduciary, custodian or trustee could at any time become available to such person described in clauses (i) through (iv) above or (vi) below; or (vi) an investor that is itself an investment fund or other entity that has any entity described in clauses (i) through (iv) above as a partner, member or other beneficial owner where Company information provided to or disclosed to such Subscriber could at any time become available to such partner, member or other beneficial owner.

(q)          No View to Tax Benefits; No Borrowings.  The Subscriber acknowledges that neither the Memorandum nor this Agreement contain any disclosure concerning the tax aspects of the Company's activities under the laws or regulations of any state, local, non-U.S. or other jurisdiction (other than U.S. federal income tax matters) and that the U.S. federal income tax matters summarized in the Memorandum are general in nature, are not intended to apply, and likely will not apply, to any specific investor in light of its particular circumstances and in many cases are uncertain and subject to change. The Subscriber acknowledges and agrees that (i) it has relied solely upon its own accountant or tax advisors in connection with its decision to acquire the Shares, and (ii) the Adviser has made no representations, warranties or undertaking to structure any investment in a particular manner or to ensure any particular tax result to the Subscriber.  Accordingly, the Subscriber acknowledges and agrees that none of the Adviser, the Company or their respective Affiliates, or their respective partners, members, shareholders, officers, directors or employees, as applicable, shall have any liability to the Subscriber or any other person in respect of any tax consequences that may arise in connection with the acquisition, ownership and/or disposition by the Subscriber of the Shares.  The Subscriber has not borrowed any portion of its investment to the Company, either directly or indirectly, from the Company, the Adviser, or any Affiliate of the foregoing.

(r)           Company Counsel Does Not Represent the Subscribers.  The Subscriber understands that the Adviser has retained Kirkland & Ellis LLP (together with any other counsel, "Company Counsel") as counsel to the Company and the Adviser and that the Adviser may retain Company Counsel as counsel in connection with the management and operation of the Company, including making, holding or disposing of investments, or any dispute that may arise between the Subscriber or any other investor, on the one hand, and the Adviser and/or the Company on the other hand (the "Company Legal Matters").  The Subscriber acknowledges that Company Counsel will not represent the Subscriber in connection with the formation of the Company and the offer and sale of Shares, unless, subject to applicable law, the Adviser (or an Affiliate) and the Subscriber otherwise agree and the Subscriber separately engages Company Counsel.  The Subscriber will, if it wishes counsel on any Company Legal Matter, retain its own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel or as otherwise determined by a court of competent jurisdiction.  The Subscriber acknowledges and agrees that: (i) Company Counsel's representation of the Company and/or the Adviser is limited to those specific matters with respect to which each has been retained and consulted by such entities; (ii) Company Counsel's representation of the Company and/or the Adviser is not exclusive and other matters involving the Adviser and/or the Company may exist where Company Counsel has not been retained or consulted, and such matters could affect the Adviser, the Company, the Company's investments, and/or their Affiliates; (iii) Company Counsel will not monitor the Company, the Adviser or their Affiliates' compliance with the Company Documents (including, the Company's policies, investment program or other investment guidelines, restrictions and procedures set forth in the Memorandum), or with applicable laws, rules or regulations, unless in each case, Company Counsel has been specifically retained to do so; (iv) Company Counsel has not investigated or verified the accuracy and completeness of any of the information set forth in the Memorandum; and (v) Company Counsel is not providing any advice, opinion, representation, warranty or other assurance of any kind as to any matter to any investor.

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(s)          Privacy Notice.  If the Subscriber is a natural person, grantor trust or 401(k)/IRA Investor, the Subscriber acknowledges the receipt of the notice (the "Privacy Notice"), attached hereto as Exhibit F, regarding privacy of financial information under Regulation S-P, 17 C.F.R. 248.1 – 248.30 ("Regulation S-P"), adopted by the SEC and agrees that the Shares are a financial product that the Subscriber has requested and authorized.  In accordance with Section 14 of Regulation S-P, the Subscriber acknowledges and agrees that the Company may disclose non-public personal information of the Subscriber to the other investors, as well as to the Company's accountants, attorneys and other service providers as necessary to effect, administer and enforce the Company's and the investors' rights and obligations.

(t)           EEA-UK Privacy Notice.

(i)
If and to the extent EEA-UK Data Protection Legislation applies: (i) the Subscriber acknowledges that it has read and understood the EEA-UK Privacy Notice attached hereto as Exhibit G, the contents of which shall be deemed to be incorporated herein by reference in its entirety; and (ii) if personal data is provided by anyone other than a natural person (that is, a partnership, trust, corporation or other entity), the Subscriber hereby undertakes, represents and warrants that:

(A)	all such personal data has been collected, processed and transferred in accordance with applicable EEA-UK Data Protection Legislation;

(B)	all such personal data is and will be adequate, relevant, limited to what is necessary for the purposes described in the EEA-UK Privacy Notice, and is accurate and up-to-date; and

(C)	the data subjects of all such personal data have been made aware of the purposes for, and manner in, which such personal data will be processed (as set out in the EEA-UK Privacy Notice).

(u)	Anti-Money-Laundering.

(i)
The Subscriber understands that the Company, the Adviser and certain of their Affiliates are, or may become, subject to certain anti-money laundering laws, regulations and related pronouncements and are otherwise prohibited from engaging in transactions with, or providing services to, certain countries, territories, entities and individuals, including specially designated nationals, specially designated narcotics traffickers and other parties subject to United States government or United Nations sanctions and embargo programs.

(ii)	In furtherance of the foregoing, the Subscriber agrees to use its best reasonable efforts to ensure that:

(A)	No contribution or payment by the Subscriber to the Company shall be derived from, or related to, any activity that is deemed criminal under U.S. or non‑U.S. law or regulation;

(B)
No contribution or payment by the Subscriber to the Company, to the extent that such contribution or payment is within the Subscriber's control, and no distribution to the Subscriber (assuming such distribution is made in accordance with instructions provided to the Adviser by the Subscriber) shall cause the Company, the Adviser or any of their Affiliates to be in violation of any law, regulation or administrative pronouncement applicable to the Company, the Adviser or any of their Affiliates, including the United States Bank Secrecy Act of 1970 (the "BSA"), the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 or the Anti-Money Laundering Act of 2020, in each case, as such statute may be amended and any successor statute thereto and including all regulations promulgated thereunder, as well as any other applicable laws, regulations or administrative pronouncements concerning money laundering, criminal activities or government sanctions (collectively, the "Anti-Money Laundering Laws"); and

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(C)
All contributions by such Subscriber to the Company and all distributions to such Subscriber from the Company will be made in the name of the Subscriber and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a "foreign shell bank" within the meaning of the BSA.

(iii)
The Subscriber hereby represents that (A) such Subscriber is not, (B) no person or entity controlling or controlled by such Subscriber is and (C), if such Subscriber is a privately held entity, no person or entity having a beneficial interest in such Subscriber is: a prohibited country, territory, or person or entity listed on the Specially Designated Nationals and Blocked Persons List (the "SDN List") maintained by the Office of Foreign Assets Control of the U.S. Department of Treasury ("OFAC"), a "senior foreign political figure," or any "immediate family member" or "close associate" of a senior foreign political figure, as such terms are defined below, or a "foreign shell bank" within the meaning of the BSA (collectively, "Sanctions Regulations").  The SDN List may be found at http://www.treas.gov/offices/enforcement/ofac/sdn/.

For purposes hereof, a "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non‑U.S. government (whether elected or not), a senior official of a major non‑U.S. political party or a senior executive of a non‑U.S. government‑owned corporation.  In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure; "immediate family" of a senior foreign political figure typically includes such figure's parents, siblings, spouse, children and in‑laws; and a "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(iv)
The Subscriber understands and agrees that if at any time it is discovered that the Subscriber has made a contribution or payment to the Company of money derived from, or related to, any activity that is deemed criminal under U.S. or non‑U.S. law or that causes the Company, the Adviser or any of their Affiliates to be in violation of the Anti-Money Laundering Laws, any distribution to the Subscriber made in accordance with the Subscriber's instructions is "blocked" under the Anti-Money Laundering Laws or the Sanctions Regulations, the Subscriber or any person or entity described in clauses (iii)(A), (B) or (C) above is or becomes listed on the SDN List, or any similar list maintained by OFAC, or if otherwise required by the Anti-Money Laundering Laws or the Sanctions Regulations, the Adviser may undertake appropriate actions to ensure compliance with any applicable law, regulation or pronouncement related to the foregoing.

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(v)
The Subscriber shall promptly notify the Adviser if any of these representations cease to be true and accurate regarding the Subscriber.  The Subscriber agrees to promptly provide to the Adviser any additional information regarding the Subscriber or its beneficial owner(s) that the Adviser deems necessary or advisable in order to determine or ensure compliance with the Anti-Money Laundering Laws or the Sanctions Regulations or to respond to requests for information concerning the identity of the Company's direct and indirect investors from any governmental authority, self‑regulatory organization or financial institution or other intermediary in connection with its anti‑money laundering or government sanctions compliance procedures.  The Subscriber further understands that the Company or Adviser may release confidential information about the Subscriber and, if applicable, any underlying beneficial owners, to proper authorities if the Adviser determines, after consultation with counsel, that such disclosure is required by applicable laws, regulations or administrative pronouncements to respond to requests for information concerning the identity of the Company's direct or indirect investors from any governmental authority or self-regulatory organization concerning compliance with the laws set forth above, or in order to comply with suggested guidelines, policies or procedures of any trade association, self-regulatory organization or from any financial institution or other intermediary in connection with such financial institution's or other intermediary's anti-money laundering or government sanctions compliance procedures.

(v)          FINRA Matters and New Issues.  The Subscriber understands and acknowledges that, in connection with the Company's purchase of new issues (as defined in Financial Industry Regulatory Authority ("FINRA") Rule 5130) or public offerings of portfolio companies and any representations the Company is required to make in connection therewith, the Company will be relying on the information provided by the Subscriber regarding its "restricted person" and "covered person" status for purposes of FINRA Rule 5130 and FINRA Rule 5131 and regarding the Subscriber's FINRA affiliations and associations.  The Subscriber agrees to promptly provide the Company and the Adviser with such information to the extent requested by the Adviser.  The Subscriber understands that failure to fully and accurately respond to a request for such information or an update to such information may result in some or all of the Subscriber's Shares being treated as held by a "non-exempt restricted person" for purposes of FINRA Rule 5130 or by a "non-exempt covered person" for purposes of FINRA Rule 5131.  The Subscriber further understands that to the extent it is a non-exempt restricted person or non-exempt covered person or an account or other non-natural person in which a non-exempt restricted person or non-exempt covered person for such purposes has a "beneficial interest," or is treated as such, the Company may need to limit or restrict the Subscriber's right to participate in allocations and/or distributions with regard to certain new issues purchased by the Company in order to comply with FINRA Rule 5130 or FINRA Rule 5131, and that the Company will make such determinations regarding the need and extent of such limitations or restrictions based on the information provided by the Subscriber in respect of such matters.

(w)         Nominees and Custodians; Trustees; Non‑U.S. Entities.  If the undersigned is acting as a nominee or custodian for another person, entity, organization or governmental agency in connection with the purchase and holding of Shares, the undersigned has so indicated on the signature page hereto.  The representations and warranties contained in this Agreement and any other documents provided to the Adviser or the Company in connection with the Subscriber's investment in the Company regarding the Subscriber are true and accurate with regard to the person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian.  Without limiting the generality of the foregoing, the representations and warranties regarding the status of the Subscriber in the Exhibits hereto are true with respect to, and accurately describe, the person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian, and the undersigned nominee or custodian has the full power and authority to make such representations on behalf of, and execute binding agreements enforceable against, such person, entity, organization or governmental agency. The person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian will not Transfer or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Shares without complying with Applicable Securities Laws and all of the applicable provisions of this Agreement as if such person, entity, organization or governmental agency were a direct investor of the Company and were Shares.  If the undersigned is acting as nominee or custodian for another person, entity, organization or governmental agency, the undersigned agrees to provide such other information as the Adviser may reasonably request regarding the undersigned and the person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Subscriber to purchase the Shares.  If the undersigned is a trustee of a trust, all of the representations and warranties contained in this Agreement (including the Exhibits and Annex hereto) and any other documents provided to the Adviser or the Company in connection with the Subscriber's investment in the Company are true with respect to such trust, such trustee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, and the representations in Sections 8(b) and 8(c) with respect to the power and authority of, and lack of conflicts with the governing documents of and other applicable agreements and laws binding upon the Subscriber, are made both by the Subscriber and such trustee, this Agreement has been duly executed on behalf of the Subscriber by such trustee, is binding against such trustee in such capacity and such trustee has obtained all necessary consents described in such Sections 8(b) and 8(c).  If the undersigned is a non‑U.S. entity without separate legal personality under the laws of the jurisdiction of its formation, the representations and warranties regarding the Subscriber in Section 8 and any other documents provided to the Adviser or the Company in connection with the Subscriber's investment in the Company are made on behalf of and regarding such non-U.S. entity by the person or entity (such as its general partner) that has the power and authority to act on behalf of or in trust of such non‑U.S. entity, and the representations in Sections 8(b) and 8(c) with respect to the power and authority of, and lack of conflicts with the governing documents of and other applicable agreements and laws binding upon the Subscriber, are made by such applicable person or entity that has the power and authority to act on behalf of or in trust of such non‑U.S. entity, both on behalf of itself and on behalf of and regarding such non-U.S. entity, this Agreement has been duly executed on behalf of such non‑U.S. entity by such person or entity, is binding against such person or entity in such capacity and such person or entity has obtained all necessary consents described in such Sections 8(b) and 8(c).

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(x)          Securities Act Matters.  As of the date hereof, neither the Subscriber nor any other person that, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares voting power with respect to the Shares, which includes the power to vote, or to direct the vote, with respect to the Shares, or investment power over the Shares, which includes the power to dispose of, or direct the disposition of, Shares (a "Beneficial Holder")1 has been or is subject to any conviction, order, judgment, decree, suspension, expulsion, bar or other event specified in Rule 506(d)(1) of the Securities Act or any proceeding or event that could result in any such disqualifying event ("Disqualifying Event") that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in disqualification under Rule 506(d)(1) of the Company's use of the Rule 506 exemption.  The Subscriber will notify the Adviser in writing as soon as reasonably practicable if the Subscriber or any Beneficial Holder becomes subject to a Disqualifying Event at any time after the date hereof while it holds the Shares.  In the event that the Subscriber or a Beneficial Holder becomes subject to a Disqualifying Event at any time after the date hereof, the Subscriber agrees and covenants to use its best efforts to coordinate with the Adviser to (i) provide documentation as requested by the Adviser related to any such Disqualifying Event and (ii) implement a remedy to address the Subscriber's and/or such Beneficial Holder's changed circumstances such that the changed circumstances will not affect in any way the Company's or its Affiliates' ongoing and/or future reliance on the Rule 506 exemption under the Securities Act.  The Subscriber acknowledges that, at the discretion of the Adviser, such remedies may include the waiver of all or a portion of the Subscriber's voting power in the Company and/or the Subscriber's withdrawal from the Company through a Transfer of its Shares.  The Subscriber also acknowledges that the Adviser may periodically request assurance that neither the Subscriber nor any Beneficial Holder has become subject to a Disqualifying Event at any time after the date hereof.

(y)          Regulatory Matters.  The Subscriber acknowledges that certain investors, pursuant to laws, rules, regulations or policies applicable to such investors, may require the Adviser, the Company or their Affiliates to provide certifications, representations, warranties and covenants in connection with their investment in the Company.  In addition, the Subscriber confirms that no payment, fee, compensation, consideration or other benefit of any kind, direct or indirect, has been received by, or directed to, any government official or any agent, employee or representative of the Subscriber, in each case, respecting, arising out of or in connection with the Subscriber's investment in the Company.

[1]
A beneficial owner of the Company's outstanding voting equity securities, determined in accordance with Rule 13d-3 under the Exchange Act, includes persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share (or are deemed to have or share) the power to vote or dispose of the relevant securities.

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(z)          Status as a Non-U.S. Subscriber.  Unless the Subscriber has indicated otherwise on the signature page hereto, it is not a Foreign Person.  A "Foreign Person" means any of the following: (i) a citizen of a country other than the United States; (ii) an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States; (iii) a government other than the government of the United States or of any state, territory or possession of the United States; or (iv) a person controlled by any of the foregoing.  Unless the Subscriber has indicated on the Shareholder signature page hereto, the Subscriber is not a Restricted Investor.  A "Restricted Investor" means an entity organized under the laws of the United States or any state, territory or possession of the United States of which more than 1% of the "capital stock" (as such term is used in Section 310(b) of the U.S. Communications Act of 1934, as amended, and has been interpreted by the U.S. Federal Communications Commission) is owned of record or voted by Foreign Persons.  The Subscriber agrees that if the Subscriber determines that it is a Restricted Investor, has become a Restricted Investor, or if the percentage of its "capital stock" that is owned of record or voted by Foreign Persons increases by 1% or more, after the date hereof, the Subscriber will immediately notify the Adviser in writing, including the percentage of its "capital stock" that is owned of record or voted by Foreign Persons.  The term "capital stock" includes equity interests other than stock (e.g., the Company's Shares).

(aa)        Representations for Non-U.S. Subscribers. If the Subscriber is: (i) not a U.S. Person, (ii) an EEA Subscriber (as defined in Exhibit E to this Agreement), (iii) a UK Subscriber (as defined in Exhibit E to this Agreement) or (iv) a Swiss Subscriber (as defined in Exhibit E to this Agreement), the Subscriber hereby makes those additional representations applicable to residents of the Subscriber's country of residence as specified in Exhibit E to this Agreement.  Any such Subscriber understands that it is such Subscriber's responsibility to satisfy itself as to the full observance of the law of any relevant territory outside the United States in connection with the offer and sale of the Shares, including obtaining any required governmental or other consent and observing any applicable formalities.

9.          Consent to Electronic Delivery of Form 1099. The Subscriber consents to receive Form 1099 from the Company electronically via email, the internet, and/or another electronic reporting medium in lieu of paper copies. The Subscriber agrees that it will confirm this consent electronically at a future date in a manner set forth by the Adviser at such time.

10.         Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except with the written consent of each of the Subscriber and the Adviser.  This Agreement may be amended in accordance with its terms.  Notwithstanding the foregoing, this Agreement may be amended by the Company without the consent of any Subscriber for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the Company may deem necessary or desirable and that Company deems shall not adversely affect the interest of the Subscriber.

11.         Reduction or Rejection of Subscription.  The Subscriber understands that the subscription for the Shares contained herein may be rejected by the Adviser, or the amount that the Subscriber desires to commit to the Company may be reduced, in either case in the Adviser's sole discretion at any time prior to a Closing.  If the Subscriber's subscription is rejected, the Subscriber shall be relieved of all further obligations under this Agreement; provided, that Section 20 shall survive and continue to be binding on the Subscriber, and the Subscriber shall, at the request of the Adviser, return all Company Documents provided to the Subscriber.

12.       Additional Subscriber Information.  The Subscriber understands that the information provided in this Agreement (including the Exhibits hereto and any other documents provided by the Subscriber to the Company or the Adviser in connection with its investment in the Company) or pursuant to this Agreement will be relied upon by the Company and the Adviser, including for the purposes of (i) determining the eligibility of the Subscriber to purchase or hold the Shares, (ii) making any required filings pursuant to Applicable Securities Laws and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (iii) determining the Company's eligibility to invest in prospective portfolio companies and (iv) making representations in connection with the Company's investments.  The Subscriber shall cooperate with the Adviser and agrees to provide in a timely manner, if requested, any additional information, form, disclosure, certification or documentation that the Adviser may reasonably request (including any information requested pursuant to the Foreign Account Reporting Regimes (as defined below)) in order to determine the eligibility of the Subscriber to purchase or hold the Shares, for the purpose of making any required filings pursuant to Applicable Securities Laws or the Advisers Act, for the purpose of determining the Company's eligibility to invest in prospective portfolio companies for the purpose of providing any necessary notice to, or obtaining any necessary approval or consent from, any governmental authority related to the Company's investments in a portfolio company, or for the purpose of making representations in connection with the Company's investments in portfolio investments, or in order to maintain appropriate records and provide for withholding amounts, if any, relating to the Subscriber's Shares, or otherwise as the Adviser deems reasonably necessary for the conduct of the Company's affairs and/or in order for the Company to comply with any of the Foreign Account Reporting Regimes.  The Subscriber will furnish promptly to the Company, upon request, any information about the Subscriber reasonably determined by the Adviser to be necessary or convenient for the formation, operation, dissolution, winding‑up or termination of the Company, including, if relevant, information with respect to the foreign citizenship, residency, ownership or control of the Subscriber and its beneficial owners so as to permit the Adviser to evaluate and comply with any regulatory and tax requirements applicable to the Company or actual or proposed investments of the Company; provided, that (x) such information is in the Subscriber's possession or is available to the Subscriber without unreasonable effort or expense and (y) the Subscriber's obligations with respect to such information shall not apply to the extent that disclosure of such information, under the applicable circumstances and taking into account any confidentiality obligations of the recipient, would result in the Subscriber being in violation or breach of applicable law or an agreement regarding the confidentiality of such other information.

Fortress Private Lending Fund
Subscription Agreement – Page 13

13.       Survival; Obligation to Provide Additional Information.  The Subscriber represents and agrees that the information provided with respect to the Subscriber in this Agreement (including the Exhibits hereto) and any other documents provided by the Subscriber to the Company in connection with its purchase of Shares regarding the Subscriber is true and correct as of the date of this Agreement and will be true and correct as of the Closing and shall be deemed to be reaffirmed by the Subscriber at any time the Subscriber receives any distributions from the Company.  Without limiting the generality of the foregoing, if there should be any change in the information or if any of the information provided herein regarding the Subscriber (including the Exhibits hereto and any other documents provided by the Subscriber to the Company in connection with its purchase of Shares) ceases to be true and accurate, the Subscriber will immediately inform the Adviser in writing and furnish revised or corrected information to the Company in writing.  The Subscriber also agrees, if requested, to confirm the continued accuracy of the information with respect to the Subscriber provided herein (including the Exhibits hereto) or in such other document, subject to any written updating information provided by the Subscriber to the Adviser pursuant to the preceding sentence.  The representations and warranties made by the Subscriber shall survive the Closing and any investigation made by the Company, on the one hand, or the Subscriber on the other hand.

14.          Withholding Forms and Certain Other Tax Information; FATCA and other Automatic Exchange of Information Regimes.

(a)
The Subscriber represents, warrants and agrees (for the benefit of the Company and of any person or entity who participated in the offer or sale of the Shares) that it will provide in a timely manner a properly completed and executed IRS Form W-8BEN, W-8BEN-E, W-8IMY, W-8EXP or W-8ECI (each, a foreign person certificate) or Form W-9 (a U.S. person certificate), as appropriate, and, to the extent the Subscriber has provided an IRS Form W-8IMY, the Subscriber represents, warrants and agrees that it will provide properly completed and executed withholding certificates for its Beneficial Owners, as well as a withholding statement prepared in accordance with the instructions to the IRS Form W-8IMY (which such withholding statement shall describe, among other things, how items of income shall be allocated among such Beneficial Owners).  The Subscriber represents and warrants that all information contained on any such IRS Form W-8 or Form W-9 and on any attachments thereto is accurate and complete.  The Subscriber shall (i) promptly inform the Adviser of any change in such information and (ii) furnish to the Adviser a new properly completed and executed IRS Form W-9, or appropriate IRS Form W-8 (and any accompanying required documentation), as applicable, as may be requested from time to time by the Adviser and/or as may be required under the IRS instructions to such forms, the Code or any applicable U.S. Department of Treasury Regulations.

Fortress Private Lending Fund
Subscription Agreement – Page 14

(b)
Without limiting the foregoing, the Subscriber covenants and agrees to provide promptly, and update periodically, at any times requested by the Company and following any change that may cause information set forth in this Section 14 to become untrue or misleading in any material respect, all information, documentation, certifications and forms (including the most current applicable version of IRS Form W-9 or W-8 and any "self-certification" documentation the Company deems necessary (the "Tax Forms")), and verifications thereof that the Company deems necessary to comply with (A) any requirement imposed by Code §§1471–1474 and any successor provisions thereto, and any U.S. Department of Treasury Regulations, forms, instructions, rules or other guidance issued pursuant thereto and all administrative and judicial interpretations thereof (commonly referred to as FATCA), any similar legislation, regulations or guidance enacted or promulgated by any jurisdiction or international organization which seeks to implement similar automatic exchange of information, tax reporting and/or withholding tax regimes (including the OECD Common Reporting Standard), (B) any intergovernmental agreement between any jurisdictions concerning the collection and sharing of information, and (C) any current or future legislation, regulations or guidance promulgated by or between any jurisdictions or international organizations giving rise to or effect to any item described in clause (A) or (B) (collectively, all of the authorities described in clauses (A), (B) and (C) are referred to herein as "AEOI Regimes"), including information, documentation, certifications and forms (and verifications thereof) that the Company deems necessary:

(i)
to determine the residence, citizenship, country of domicile, incorporation or organization, and any tax status ascribed to the Subscriber and its Beneficial Owners pursuant to AEOI Regimes (including any Tax Forms),

(ii)	to determine whether withholding of tax is required with respect to amounts payable or attributable to the Subscriber pursuant to any AEOI Regime,

(iii)	to satisfy reporting obligations imposed by any AEOI Regime, for the Company to enter into any agreement required pursuant to any AEOI Regime, or

(iv)	to comply with the terms of such an agreement on an annual or more frequent basis.

All of the information, documentation, certifications and forms (and verifications thereof) described in this Section 14, collectively with the Tax Forms and any other tax-related information collected pursuant to this Agreement or the other subscription documents, is referred to herein as "Tax Information."

(c)
The Subscriber consents to the disclosure and use of any information provided by the Subscriber for purposes of compliance with the AEOI Regimes. Without limiting the generality of the foregoing, the Subscriber acknowledges and agrees that, for itself, and for and on behalf of its Beneficial Owners and controllers as applicable, it waives, and/or shall cooperate with the Company and the Adviser to obtain a waiver of, the provisions of any law that (A) prohibits the disclosure by the Adviser or the Company, or by any of their respective agents or Affiliates, of the information or documentation requested from the Subscriber, (B) prohibits the reporting of financial or account information by the Adviser or the Company, or by any of their respective agents or Affiliates, required pursuant to AEOI Regimes or (C) otherwise prevents compliance by the Adviser or the Company with their obligations under AEOI Regimes.

(d)
The Subscriber acknowledges that if it fails to supply any Tax Information required pursuant hereto on a timely basis or provides any Tax Information that is in any way misleading or incorrect, the Subscriber and/or the Company may be subject to withholding taxes, and the Company and the Adviser may take any action and/or pursue all remedies at their disposal including, without limitation, causing the compulsory withdrawal of the Subscriber from the Company or Transfer of the Shares in accordance with the terms of this Agreement, and the Company, the Adviser and their respective direct or indirect partners, members, managers, officers, directors, employees, agents, service providers and their Affiliates shall, to the fullest extent of the law, have no obligation or liability to the Subscriber with respect to any tax matters or obligations that may be assessed against the Subscriber or its Beneficial Owners. The Subscriber hereby agrees to indemnify and hold harmless each of the Company, the Adviser and their respective agents or Affiliates against any such withholding taxes or any other costs, liabilities or penalties that may arise as a result of the Subscriber's action, inaction or status in connection with any AEOI Regime (including where the Subscriber's failure to provide Tax Information is based on a statutory, regulatory or other prohibition).  The Subscriber further acknowledges that its failure to comply with any requirement pursuant to this Section 14 (including a failure based on a statutory, regulatory or other prohibition) may result in the Company being unable to enter into or comply with an agreement required pursuant to an AEOI Regime, or may cause the termination of such an agreement.

Fortress Private Lending Fund
Subscription Agreement – Page 15

(e)	The Subscriber shall promptly notify the Company in writing if any governmental body terminates any agreement entered into with the Subscriber pursuant to any AEOI Regime.

(f)
The Subscriber acknowledges that any Tax Information requested or compiled by the Company, the Adviser or their agents pursuant to this Agreement or any AEOI Regime, may be disclosed to (A) the IRS and U.S. Department of Treasury or any other taxing authority, (B) any other governmental body which collects information pursuant to an applicable AEOI Regime, and (C) any withholding agent where the provision of Tax Information is required by such withholding agent to avoid the application of any withholding tax on any payments to or from the Company.

(g)
The Subscriber further consents to the disclosure of Tax Information concerning the Subscriber and its owners to, and the collection, access, processing and storage of Tax Information concerning the Subscriber and its owners by, affiliates and agents of the Company and the Adviser, and other service providers to any of them, in any jurisdiction, including in the U.S. and in countries outside the EEA, for the purposes of (A) providing services related to any AEOI Regime, and (B) assisting any of them with compliance with any AEOI Regime, including the disclosure by such parties of Tax Information to applicable governmental authorities or international organizations.

(h)
The Subscriber acknowledges that Tax Information can become subject to the legal systems and laws in force in each state or country (A) where it is held, received or stored, (B) from where it is accessed in connection with providing services related to any AEOI Regime or other services, or (C) through which it passes, and such jurisdictions may not have the same data protection laws as the country in which the Subscriber is domiciled.

15.       Indemnity.  Unless otherwise agreed by the Company in writing, to the fullest extent permitted by law, the Subscriber agrees to indemnify and hold harmless the Company, the Adviser, the Administrator and any director, trustee, officer, partner, member, manager, employee or agent of any such party and each person who controls the Company and each of such entities within the meaning of Section 20 of the Exchange Act (each, an "Indemnitee") from and against any loss, claim, damage, expense or liability due to or arising out of a breach of any representation or warranty or of any breach of or failure to comply with any covenant or undertaking of the Subscriber, or made on the Subscriber's behalf, contained in this Agreement (including the Exhibits hereto) or in any other documents provided by, or on behalf of the Subscriber to the Company in connection with the Subscriber's investment in the Company.  Notwithstanding that any representations or warranties made by a nominee, custodian, trustee or person or entity that has the power and authority to act on behalf of or in trust of a Subscriber without separate legal personality are made on behalf of the Subscriber, such indemnity applies to any such nominee, custodian, trustee or other person or entity if such nominee, custodian, trustee or other person or entity has breached the representations in Sections 8(b), 8(c), or 8(y).

16.         Successors and Assigns.  This Agreement shall be binding upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of, the parties hereto and shall, if the Subscriber consists of more than one person and/or entity, be the joint and several obligation of all such persons or entities.  However, to the fullest extent permitted by law, the Subscriber shall not Transfer this Agreement or any of its rights in, to or under this Agreement without the prior written consent of the Company, and any such attempted Transfer without the prior written consent of the Company shall be void and without force or effect.  Notwithstanding the foregoing, the Subscriber acknowledges that the Company may pledge, charge, mortgage, assign, Transfer and grant to a lender security interests in this Agreement and/or any of its rights in, to or under this Agreement.

17.       Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by electronic mail and confirmed, or three (3) business days after being mailed, first-class postage prepaid, (i) if to the Subscriber, to it at the address (including e-mail address) set forth below its signature, or to such other address (including e-mail address) as it shall have furnished to the Company in writing, and (ii) if to the Company, to it at Fortress Private Lending Fund, c/o FPLF Management LLC (e-mail: [***]) or to such other address (including e-mail address), as the Company shall have furnished to the Subscriber in writing; provided, that any notice to the Company shall be effective only if and when received by the Company.

Fortress Private Lending Fund
Subscription Agreement – Page 16

18.         Power of Attorney.  Subject only to the acceptance of this Agreement by the Company, the Subscriber hereby makes, constitutes and appoints the Company, with full power of substitution, its true and lawful representative and attorney-in-fact, and its agent, with full power and authority in its name, place and stead, to make, execute, verify, sign, acknowledge, record, deliver, swear to, publish and/or file (i) any certificate or other document required to effect the formation, continuation, qualification, winding up or dissolution of the Company in accordance with the terms of the Declaration of Trust or Bylaws or which Company Counsel deems necessary to comply with any U.S. federal, state or other law applicable to the Company, (ii) any certificate or documents necessary or advisable for the Company to become or to continue as a BDC, (iii) any amendments to the Declaration of Trust or Bylaws or any of the foregoing adopted or otherwise made in accordance with the provisions of the Declaration of Trust or Bylaws, (iv) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement and (v) any other instruments authorized by the Declaration of Trust or Bylaws. To the fullest extent permitted by law, this power of attorney is coupled with an interest, is irrevocable and shall survive, and shall not be affected by, the Subscriber's subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution, regardless of whether the Company has had notice thereof, and shall survive the delivery of an assignment by the Subscriber of the whole or any portion of its Shares, except that where the assignee thereof has been approved by the Company, this power of attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Company to execute, acknowledge and file any instrument necessary to effect such substitution.

19.         Disclosure of Information.  The Subscriber acknowledges and agrees that each of the Company, the Administrator and/or the Adviser may disclose to each other, any Affiliate, any other service provider to the Company or any regulatory body in any applicable jurisdiction to which any of the Company, the Administrator and/or the Adviser is or may be subject, copies of its subscription application/documents and any information concerning the Subscriber in their respective possession, whether provided by the Subscriber to the Company, the Administrator and/or the Adviser or otherwise, including details of its holdings in the Company, historical and pending transactions in the Shares and the values thereof, and any such disclosure shall not be treated as a breach of any restriction upon the disclosure of information imposed on any such person by law or otherwise.

20.       Confidentiality.  The Subscriber acknowledges that the Memorandum and other information relating to the Company (the "Confidential Information") have been submitted to the Subscriber on a confidential basis for use solely in connection with its consideration of the purchase of Shares.  In addition, Confidential Information includes non-public information regarding the Adviser, or their Affiliates, and any other investment vehicles whose investment adviser is the Adviser or an Affiliate of the Adviser.  The Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and the Subscriber agrees that it shall not trade in the securities of any issuer about which it receives material non-public information under this Agreement or in the Subscriber's capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information.  The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (i) reproduce the Memorandum or any other Confidential Information, in whole or in part, or (ii) disclose the Memorandum or any other Confidential Information to any person who is not the Subscriber's officer or employee who is involved in its investments, partner (general or limited) or Affiliate (it being understood and agreed that if the Subscriber is a pooled investment fund, the Subscriber shall only be permitted to disclose the Memorandum or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 20 and the Subscriber remains liable for any breach of this Section 20 by the Subscriber's investors), except to the extent such information is (x) in the public domain (other than as a result of any action or omission by the Subscriber or any person to whom the Subscriber has disclosed such information) or (y) required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 20, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 20, then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that such information be accorded confidential treatment.  The Subscriber further agrees to return the Memorandum and any other Confidential Information upon the Company's request therefor.  The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 20 by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

Fortress Private Lending Fund
Subscription Agreement – Page 17

21.         Third-Party Rights.  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and the Company's successors and assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.  Except for any lender that provides financing and/or to the extent otherwise agreed by the Subscriber in writing, a person who is not party to this Agreement has no right to enforce directly any term of this Agreement; provided, that each Indemnitee may enforce directly his, her or its rights pursuant to Section 15 of this Agreement.  Notwithstanding any other term of this Agreement, the consent of any person who is not a party to this Agreement (including any Indemnitee) is not required for any variation of, amendment to, or release, rescission or termination of, this Agreement.

22.         No Joint Liability Among the Company, the Adviser and the Administrator.  The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Agreement.  The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Agreement.  The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Adviser under or in connection with this Agreement.  There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Agreement.

23.          General.

(a)          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.  This Agreement shall be governed by the laws of the State of New York.

(b)
UNLESS OTHERWISE AGREED BY THE COMPANY IN WRITING, THE SUBSCRIBER AND THE COMPANY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY ACTION OR PROCEEDING BROUGHT BY OR AGAINST THE COMPANY, THE ADVISER (OR THEIR RESPECTIVE PARTNERS, MEMBERS, MANAGERS, OFFICERS, PRINCIPALS, DIRECTORS, EMPLOYEES, AGENTS, CONSULTANTS OR AFFILIATES, IN THEIR CAPACITY AS SUCH OR IN ANY RELATED CAPACITY) OR THE COMPANY, IN ANY WAY RELATING TO THE COMPANY, THIS AGREEMENT OR ANY COMPANY DOCUMENTS.

(c)
Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

(d)          No Conflict.  The execution and delivery of and/or adherence to, as applicable, this Agreement by or on behalf of the Subscriber, the consummation of the transactions contemplated hereby and the performance of the Subscriber's obligations under any Subscription Agreement will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties is bound, or any U.S. or non-U.S. permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or the Subscriber's business or properties.

Fortress Private Lending Fund
Subscription Agreement – Page 18

(e)           Successors and Assigns.  This Agreement, to the extent accepted by the Company, will be binding upon the Subscriber's heirs, legal representatives, successors and permitted assigns.

(f)           Headings and Construction.  Section headings and other headings contained in this Agreement are for reference only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement.  The word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions in any case where such phrase is not otherwise used.

Fortress Private Lending Fund
Subscription Agreement – Page 19

Proprietary and Confidential

ANNEX 1

TRANSFER RESTRICTIONS

This Annex 1 is attached to and made a part of the Agreement with the Subscriber, and by signing this Agreement the Subscriber expressly agrees to be bound by the transfer restrictions contained in this Annex 1.  Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

The Subscriber may not Transfer any of its Shares without the express written consent of the Company, which may be granted or withheld in the sole discretion of the Adviser.

Transfers of Shares may be made (i) only in transactions exempt from, or not subject to, the registration requirements of the Securities Act, (ii) to transferees that satisfy the applicable investor eligibility standards for the purchase of the Shares, as determined in the sole discretion of the Adviser, and (iii) upon receipt of approval of such Transfer by the Company, which may be granted or withheld in the sole discretion of the Adviser.  Specifically, the Company may deny a Transfer (x) if such Transfer would constitute or result in a non-exempt "prohibited transaction" under ERISA or Section 4975 of the Code, or would result in any portion of the assets of the Company being deemed to constitute "plan assets" subject to ERISA or Section 4975 of the Code, or (y) unless, in the opinion of counsel (who may be Company Counsel) satisfactory in form and substance to the Company, such Transfer has been registered under the Securities Act in a transaction exempt from or not subject to the registration requirements thereunder, an exemption from registration is available or such sale or disposition is made in accordance with the provisions of Regulation S under the Securities Act and such Transfer does not violate any state (or other jurisdiction) securities or "blue sky" laws applicable to the Company or the Shares to be transferred.

No Transfer will be effectuated except by registration of the Transfer on the Company's books.  Each transferee must agree to be bound by these restrictions and all other obligations as a Shareholder of the Company.

The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to such transferor, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Agreement, the Company Documents, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.

Fortress Private Lending Fund

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of _______ __, 202__.

SUBSCRIBER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement for the purchase of Shares in the Company and (i) confirms that the representations made in the Plan Investor Representations contained in Exhibit C to this Agreement are true statements, (ii) to the extent consistent with the election made in Exhibit D to this Agreement, confirms its consent to electronic receipt of the Company's Privacy Notice and Form 1099 statements in respect of its Shares in the Company pursuant to Exhibit D to this Agreement and (iii) if a resident of Canada, confirms that the representations made in the Supplemental Investor Qualification Statement for Canadian Subscribers contained in Exhibit H to this Agreement are true statements.  To the extent applicable, in the event that the Subscriber is investing through a joint account, representations and warranties made, and the information provided, including responses made in the Exhibits, by any co-Subscriber herein shall apply equally to each co-Subscriber, unless explicitly provided otherwise.

Amount of Subscription:

$
(Shares have a minimum subscription amount of $10,000)

Wire Instructions:
Account Name: SS&C GIDS, Inc. as Agent for Fortress Private Lending Fund
Bank Name: UMB Bank, N.A.
ABA: [***]
DDA: [***]

Is the party signing this document acting as a nominee or custodian for another person or entity?            Yes ☐ No ☐

If, to the knowledge of the Subscriber, the Subscriber is controlled by, controls or is under common control with any other Shareholder of the Company, please identify below such other Shareholder(s) and describe the relationship between the Subscriber and such other Shareholder(s) (or attach a supplemental sheet describing the same):

☐ The Subscriber is an "investment company" within the meaning of the Investment Company Act or an entity that would be an "investment company" but for the exception provided for in Section 3(c)(1) or 3(c)(7) thereof.

Please list Type of Entity (e.g., individual, corporation, estate, trust, partnership, exempt organization, nominee, custodian) and check the applicable box(es) below, if any:

Individual Investor Type:
☐ Individual	☐ Tenants in Common
☐ Joint Tenants with Rights of Survivorship	☐ Joint Tenants
☐ Community Property	☐ Individual 401(k) Account
☐ Individual Retirement Account – Roth	☐ Individual Retirement Account – Rollover
☐ Individual Retirement Account – SEP

Entity Investor Type:
☐ Taxable Trust	☐ Grantor Trust
☐ Other Disregarded Entity	☐ Tax-Exempt Trust
☐ Corporation	☐ Keogh Plan
☐ Partnership	☐ LLC – Partnership
☐ LLC – S-Corp.	☐ S-Corporation
☐ Foundation/Endowment	☐ C-Corporation
☐ Fund of Hedge Fund	☐ Charity/Welfare Organization
☐ Insurance Company	☐ Employee Benefit Plan
☐ Private Equity	☐ Taft Hartley Plan
☐ Pension Plan	☐ Qualified Pension Plan and Profit Sharing Plan
☐ Estate Name of Executor: ______________________
☐ Other:

☐ If the Subscriber is a "FOIA Subscriber" as such term is defined in Section 8(p) of this Subscription Agreement.

Fortress Private Lending Fund
Subscriber's Signature Page

Subscriber Information:

Name of Subscriber

Signed by:

(Title, if applicable)

Residential street address of Subscriber (as described in Section 8(k)):

Subscriber's Social Security or Federal Tax Identification No.:

Country of residence for U.S. federal income tax purposes*

* If a Canadian resident, please complete the Supplemental Documents contained in Exhibit H.

State of residence for U.S. federal income tax purposes:

Is the Subscriber a Fortress employee or Fortress affiliate?

 Yes ☐ No ☐

Is the Subscriber a Foreign Person?

Yes ☐ No ☐

Co-Subscriber Information (if applicable):
* The Co-Subscriber hereby confirms that the representations and warranties made, and the information provided, in Exhibit A (Accredited Investors Status) and Exhibit B (Investment Company Act Matters) are applicable thereto, unless explicitly provided otherwise.

Name of Co-Subscriber

Signed by:

(Title, if applicable)

Residential street address of Co-Subscriber (as described in Section 8(k)):

Co-Subscriber's Social Security or Federal Tax Identification No.:

Country of residence for U.S. federal income tax purposes*

* If a Canadian resident, please complete the Supplemental Documents contained in Exhibit H.

State of residence for U.S. federal income tax purposes:

Is the Co-Subscriber a Fortress employee or Fortress affiliate?

 Yes ☐ No ☐

Is the Co-Subscriber a Foreign Person?

Yes ☐ No ☐

Confidential, Proprietary and Trade Secret
SUBSCRIBER INFORMATION

☐
Check this box if you wish to opt out of the Company's dividend reinvestment plan (the "Dividend Reinvestment Plan"). If you elect to opt out of the Dividend Reinvestment Plan, please provide wire instructions below.

☐	Check this box if you wish to opt in to the Dividend Reinvestment Plan.

Fed wire instructions for cash distributions:

Bank Name:
ABA#/SWIFT#:
Account Name:
Account Number:
Contact Name:
For Further Credit to Account Name:
For Further Credit to Account Number:

Contact person (to receive e-mail copies of all correspondence, including distribution notices, tax information, information related to annual meetings, general correspondence and legal documents).  This address will be included in the books and records of the Company and will be used for purposes of providing notices to the Subscriber:

Name:
Phone Number:
E-mail Address:
Address:

Interested Parties:
The Subscriber hereby authorizes the Company to send any and all information about the Subscriber's investment in the Company to the Interested Parties identified below. This contact information may be updated and communicated to the Company from time to time.

Name:
Address:
Contact Type (e.g., Primary, Legal, Tax)

Authorized Signors:
Please provide the information requested in the table below for the authorized signors in connection with the investment.

Authorized Signatory Name	Address	Date of Birth	Tax ID (SSN, or if non- U.S., indicate nationality)

Is the party signing this document acting as a nominee or custodian for another person or entity?         Yes ☐   No ☐

Fortress Private Lending Fund
Investor Information Page

Confidential, Proprietary and Trade Secret
If, to the knowledge of the Subscriber, the Subscriber is controlled by, controls or is under common control with any other Shareholder of the Company, please identify below such other Shareholder(s) and describe the relationship between the Subscriber and such other Shareholder(s) (or attach a supplemental sheet describing the same):

Beneficial Owners:
Please provide the information requested in the table and questions below for the beneficial owners of the Subscriber.

Beneficial Owner Name	Address	Nationality	Date of Birth	Tax ID (SSN, or if non-U.S., indicate nationality)	Ownership Percentage in Subscriber	Individual Entity?[1]

[1]	For purposes of this question, an individual includes an IRA or 401k account.

1.	Are any of the beneficial owners described above spouses, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants??

Yes ☐  No ☐

If yes, please describe such relationships:

2.
To the best of the Subscriber's knowledge, as of the date hereof, are the beneficial owners of the Subscriber (disregarding the current investment) currently investors in the Company either directly or indirectly?

Yes ☐  No ☐

3.
If any beneficial owner (or his or her spouse, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants) is currently an investor in the Company, please identify any such other investor and describe such beneficial owner's and/or related person's cumulative interest in the Company (disregarding the current investment) based on direct and indirect ownership.

Please note that if any information is requested to be delivered to a party other than the Subscriber, the Adviser will retain sole discretion over whether such additional party may receive the information and/or whether such additional party may be required to execute a confidentiality agreement in connection therewith.

Financial Advisor Information:
Required information for all sales through a Financial Advisor. All fields must be completed. The Financial Advisor must sign below to complete the order.

The undersigned Financial Advisor hereby warrants that he/she is (check the appropriate box or boxes)

☐  Registered broker-dealer

☐ An investment adviser registered with the SEC

☐ Other: An investment adviser registered with

Financial Advisor Name

Mailing Address

Fortress Private Lending Fund
Investor Information Page

Confidential, Proprietary and Trade Secret
City	State	Zip Code

Financial Advisor CRD/ID

The undersigned confirm(s) that they (i) have reasonable grounds to believe that the information and representations concerning the Subscriber identified herein are true, correct and complete in all respects; (ii) have discussed such Subscriber's prospective purchase of Shares, the speculative nature of Fortress Private Lending Fund, its investment program, and risks with such Subscriber; (iii) have advised such Subscriber of all pertinent facts with regard to the lack of liquidity and marketability of the Shares, the fact that the Shares are not registered and are not expected to be registered under the laws of any country; (iv) have delivered or made available the Memorandum and all related supplements, if any, to such Subscriber; (v) have reasonable grounds to believe that the Subscriber is purchasing these Shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such Subscriber, that such Subscriber meets the suitability standards applicable to such Subscriber set forth in the Memorandum and related supplements, if any, as applicable, and that such Subscriber is in a financial position to enable such Subscriber to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) shall be responsible for determining that the Subscriber continues to meet the applicable suitability standards to the extent the Subscriber enrolls in the Dividend Reinvestment Plan. The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm's existing Anti-Money Laundering Program and Customer Identification Program.

The undersigned Financial Advisor acknowledges and agrees that (i) it is duly licensed to lawfully sell Shares in the state designated as the Subscriber's legal residence and (ii) Fortress Private Lending Fund, the Adviser and any distributor of Shares will rely on the foregoing certifications in determining the Subscriber's qualification and suitability as an investor in Fortress Private Lending Fund.

X
	Financial Advisor Signature	Date

Required Anti-Money Laundering Information (Entity Investors Only):
Please provide separately.

Investor Type	Required Items
Entity Investors (including ERISA Plans, Trusts, Corporations, Partnerships, Limited Liability Companies)	• Entity Formation Documentation: First and last page of the trust document, corporate resolutions, and partnership agreements • Authorized Signors Information • Beneficial Ownership Information

Fortress Private Lending Fund
Investor Information Page

EXHIBIT A
ACCREDITED INVESTOR STATUS

The Subscriber hereby represents and warrants, pursuant to Section 8(l) of the attached Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly next to which the Subscriber or its authorized representative has checked the corresponding category or categories.  The representations and warranties made below shall apply equally to co-Subscribers, to the extent applicable.  Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

For Individual Investors:

_______	(1)	The Subscriber is a natural person (or a 401(k)/IRA Subscriber directed by and for the benefit of a single natural person) whose net worth,[1] either individually or jointly with such person's spouse or spousal equivalent,[2] exceeds $1,000,000.

_______	(2)	The Subscriber is a natural person (or a 401(k)/IRA Subscriber directed by and for the benefit of a single natural person) who (a) either had (i) individual income in excess of $200,000 in each of the previous two calendar years or (ii) joint income with that person's spouse or spousal equivalent[2] in excess of $300,000 in each of the previously two calendar years and (b) reasonably expects to reach the same income level in the current calendar year.

_______	(3)	The Subscriber is a natural person (or a 401(k)/IRA Subscriber directed by and for the benefit of a single natural person) holding in good standing a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82), or a Licensed Investment Adviser Representative license (Series 65).

[1]
In calculating the Subscriber's net worth: (a) the Subscriber's primary residence shall not be included as an asset; (b) indebtedness that is secured by the Subscriber's primary residence, up to the estimated fair market value of the primary residence at the time of calculation, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the Subscriber's primary residence in excess of the estimated fair market value of the primary residence at the time of calculation shall be included as a liability.  In calculating the Subscriber's joint net worth with the Subscriber's spouse or spousal equivalent, (i) the Subscriber's spouse's or spousal equivalent's primary residence (if different from the Subscriber's own) and indebtedness secured by such primary residence shall be treated in a similar manner and (b) joint net worth can be calculated as the aggregate net worth of the Subscriber and such Subscriber's spouse or spousal equivalent (i.e., the assets included in such joint net worth calculation need not be held jointly by the Subscriber and such Subscriber's spouse or spousal equivalent).

[2]	Rule 501(j) under the Securities Act defines a "spousal equivalent" as a cohabitant occupying a relationship generally equivalent to that of a spouse.

Fortress Private Lending Fund
Accreditor Investor Status – Exhibit A-1

Confidential, Proprietary and Trade Secret
For Co-Subscribers:

_______	(1)	The Co-Subscriber is a natural person (or a 401(k)/IRA Subscriber directed by and for the benefit of a single natural person) whose net worth,[3] either individually or jointly with such person's spouse or spousal equivalent,[4] exceeds $1,000,000.

_______	(2)	The Co-Subscriber is a natural person (or a 401(k)/IRA Subscriber directed by and for the benefit of a single natural person) who (a) either had (i) individual income in excess of $200,000 in each of the previous two calendar years or (ii) joint income with that person's spouse or spousal equivalent[2] in excess of $300,000 in each of the previously two calendar years and (b) reasonably expects to reach the same income level in the current calendar year.

_______	(3)	The Co-Subscriber is a natural person (or a 401(k)/IRA Subscriber directed by and for the benefit of a single natural person) holding in good standing a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82), or a Licensed Investment Adviser Representative license (Series 65).

For Entity Investors:

_______	(4)	The Subscriber is an entity which falls within one of the following categories of accredited investor set forth in Rule 501(a) of Regulation D under the Securities Act:

______	(a)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or a fiduciary capacity.

______	(b)	A broker or dealer registered pursuant to Section 15 of the Exchange Act.

______	(c)	The Subscriber is an investment adviser (a) registered pursuant to Section 203 of the Investment Advisers Act, (b) registered pursuant to the laws of a state within the United States or (c) relying on the exemption from registration with the U.S. Securities and Exchange Commission under Section 203(l) or 203(m) of the Investment Advisers Act.

______	(d)	An insurance company as defined in Section 2(a)(13) of the Securities Act.

______	(e)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

[3]
In calculating the Subscriber's net worth: (a) the Subscriber's primary residence shall not be included as an asset; (b) indebtedness that is secured by the Subscriber's primary residence, up to the estimated fair market value of the primary residence at the time of calculation, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the Subscriber's primary residence in excess of the estimated fair market value of the primary residence at the time of calculation shall be included as a liability.  In calculating the Subscriber's joint net worth with the Subscriber's spouse or spousal equivalent, (i) the Subscriber's spouse's or spousal equivalent's primary residence (if different from the Subscriber's own) and indebtedness secured by such primary residence shall be treated in a similar manner and (b) joint net worth can be calculated as the aggregate net worth of the Subscriber and such Subscriber's spouse or spousal equivalent (i.e., the assets included in such joint net worth calculation need not be held jointly by the Subscriber and such Subscriber's spouse or spousal equivalent).

[4]	Rule 501(j) under the Securities Act defines a "spousal equivalent" as a cohabitant occupying a relationship generally equivalent to that of a spouse.

Fortress Private Lending Fund
Accreditor Investor Status – Exhibit A-2

Confidential, Proprietary and Trade Secret
______	(f)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

______	(g)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended.

______	(h)	An employee benefit plan within the meaning of Title I of ERISA, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons or entities that are accredited investors as described in one or more of the categories set forth in items 1 through 5 of this Exhibit A.

______	(i)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

______	(j)	An organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

______	(k)	A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a "sophisticated person" (meaning a person that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company) as described in Section 506(b)(2)(ii) of Regulation D under the Securities Act.

______	(5)	The Subscriber is a revocable grantor trust and (a) each grantor of the trust has the power to revoke the trust at any time and regain title to the trust assets, (b) the grantors may amend the trust at any time and (c) each grantor is an accredited investor as described in one or more of the categories set forth in items 1 through 4 above. Note: a revocable grantor trust may hold assets below $5,000,000 and still qualify as an accredited investor if the conditions in (a) – (c) are satisfied.

_______	(6)	The Subscriber is an entity (other than a trust) in which all of the equity owners are accredited investors as described in one or more of the categories set forth in items 1 through 4 of this Exhibit A.

For Non-U.S. Investors:

_______	(7)	The Subscriber is not described in any of the categories set forth above but is not a U.S. Person (as defined below).

U.S. Person Status

The Subscriber hereby represents and warrants, pursuant to Section 8(l) of the attached Subscription Agreement, that he, she or it is a "U.S. Person" set forth in Rule 902(k) of Regulation S under the Securities Act.

☐ Check this box if the Subscriber is not a U.S. Person, as set forth below.

Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

A "U.S. Person" is defined for the purposes of Rule 902(k) of Regulation S under the Securities Act as any of the following:

Fortress Private Lending Fund
Accreditor Investor Status – Exhibit A-3

Confidential, Proprietary and Trade Secret
(a)         A natural person resident in the United States of America, its territories and possessions, any state of the United States, or the District of Columbia (the "United States").

(b)           A partnership or corporation organized or incorporated under the laws of the United States.

(c)         An estate of which any executor or administrator is a U.S. Person, unless, in the case of an estate of which any professional fiduciary acting as executor or administrator is a U.S. Person, the estate is governed by laws of a jurisdiction other than the United States and an executor or administrator who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate.

(d)          A trust of which any trustee is a U.S. Person, unless, in the case of a trust of which any professional fiduciary acting as trustee is a U.S. Person, a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

(e)           An agency or branch of a non-United States entity located in the United States.

(f)           A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person.

(g)          A discretionary account or similar account (other than an estate or trust) held by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States unless such account is held for the benefit or account of a non-U.S. Person.

(h)          A partnership or corporation (i) organized or incorporated under the laws of any jurisdiction other than the United States and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

Fortress Private Lending Fund
Accreditor Investor Status – Exhibit A-4

EXHIBIT B

INVESTMENT COMPANY ACT MATTERS

(Entities Only)

Unless otherwise indicated, capitalized terms used without definition in this Exhibit shall have the respective meanings specified in the attached Subscription Agreement. The representations and warranties made below shall apply equally to co-Subscribers, to the extent applicable.

Part I. Investment Company Act Matters

(a)	The Subscriber is one of the following:

1.	an "investment company," as defined in Section 3(a) of the Investment Company Act, registered or required to be registered under the Investment Company Act; or

2.	a "business development company," as defined in Section 2(a)(48) of the Investment Company Act.

☐ True          ☐ False

(b)
The Subscriber would be an "investment company" as defined in Section 3(a) of the Investment Company Act if it were not exempt from such definition due to Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

☐ True          ☐ False

(c)	The Subscriber was not formed or reformed (as interpreted under the Investment Company Act) for the purpose of acquiring Shares of the Company.

☐ True          ☐ False

(d)	The Subscriber's investment in the Company is less than forty percent (40%) of the Subscriber's assets (including committed capital).

☐ True          ☐ False

(e)
The Subscriber has made investments prior to the date hereof or intends to make investments in the near future and each beneficial owner of interests in the Subscriber has shared and will share in the same proportion in each such investment (e.g., no beneficial owner of the Subscriber may vary its interests in different investments made by or on behalf of the Subscriber).

☐ True          ☐ False

(f)
The governing documents of the Subscriber require that each beneficial owner of the Subscriber including, but not limited to, shareholders, partners and beneficiaries, participate through his, her or its interest in the Subscriber in all of the Subscriber's investments and that the profits and losses from each such investment are shared among such beneficial owners in the same proportions as all other investments of the Subscriber.  No such beneficial owner may vary his, her or its share of the profits and losses or the amount of his, her or its contribution for any investment made by the Subscriber.

☐ True          ☐ False

Fortress Private Lending Fund
Investment Company Act Matters – Exhibit B-1

(g)
The Subscriber is not managed as a device for facilitating individual investment decisions of its beneficial owners, but rather is managed as a collective investment vehicle (e.g., no beneficial owner of the Subscriber has the right to "opt out" of an investment or has individual discretion over the amount of his, her or its investment).

☐ True          ☐ False

(h)	If the Subscriber answered "False" to any of Part I (c), (d), (e), (f) or (g) above, the Subscriber hereby makes the representations, warranties and covenants listed in footnote 1.[1]

Definition of "Investments"

The term "Investments"2 includes:

(i)
Securities (as defined by Section 2(a)(1) of the Securities Act), other than securities of an issuer that controls, is controlled by, or is under common control with the Subscriber, unless the issuer of such securities is: (A) an investment company, a company that would be an investment company but for an exclusion provided by Sections 3(c)(1) through 3(c)(9) of the U.S. Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, or the exemptions provided by Section 270.3a‑6 or 270.3a‑7 of the CFR, or a commodity pool; (B) a company that files reports pursuant to Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or has a class of securities that are listed on a "designated offshore securities market" as such term is defined by Regulation S under the Securities Act; or (C) a company with shareholders' equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company's most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Subscriber will acquire the securities of the Company;

1
The Investor further represents, warrants and covenants with respect to each beneficial owner of the Investor's securities (each, a "Beneficial Owner") that: (i) the Investor is sufficiently familiar with each such Beneficial Owner's regulatory status and/or Investment ownership to make representations on each such Beneficial Owner's behalf; (ii) each such Beneficial Owner is sufficiently qualified in such Beneficial Owner's own right to make a direct investment in the Fund under the requirements set forth in this Exhibit B (i.e., as an "accredited investor" to the extent the Investor meets any such qualification on its own right as indicated herein); (iii) the Fund may rely on the Investor's representations on behalf of each such Beneficial Owner hereunder to the same extent as if each such Beneficial Owner had completed this Exhibit B; and (iv) the Investor shall permit no direct or indirect changes in beneficial ownership in the Investor that at any time would result in any of the representations contained in clauses (i) through (iii) ceasing to be true or, to the extent the Investor has provided a number of deemed beneficial owners above in Part I (j), that at any time would increase the number provided.

2
With respect to an Investor, the aggregate amount of Investments owned will be the Investments' fair market value on the most recent practicable date, or their cost; provided that:  (i) in the case of Commodity Interests (as defined in paragraph 3 of this Part II), the amount of Investments will be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and (ii) in each case, deduct from the amount of Investments owned by the Investor the following amounts, as applicable: (a) the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the Investments owned by the Investor (including, in the case of any joint Investments, any outstanding indebtedness incurred by the spouse to acquire or for the purpose of acquiring the Investments) and (b) in addition to the amount specified in clause (a) of this sentence with respect to a Family Company (described in Part I(4) of this Exhibit B), the amount of outstanding indebtedness incurred by an owner of the Family Company to acquire or for the purpose of acquiring such Investments. A Family Company is a company as defined in Section 2(a)(8) of the Investment Company Act that: (i) was not formed or reformed for the specific purpose of acquiring the securities offered by the Company; (ii) owns not less than $5,000,000 in Investments; and (iii) is owned, directly or indirectly, only by or for (or with respect to any trust, having only such beneficiaries within the list of eligible owners that follows) two (2) or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons.

Fortress Private Lending Fund
Investment Company Act Matters – Exhibit B-2

(ii)
Real estate held for investment purposes. Real estate shall not be considered to be held for investment purposes by the Subscriber if it is used by the Subscriber or a Related Person (A) for personal purposes or as a place of business, or (B) in connection with the conduct of the trade or business of the Subscriber or a Related Person, provided that real estate owned by the Subscriber if the Subscriber is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. Residential real estate shall not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code, as amended. A "Related Person" means a person who is related to the Subscriber as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Subscriber or is a spouse of such descendant or ancestor; provided that, in the case of a Family Company (as defined below), a Related Person includes any owner of the Family Company and any person who is a Related Person of such owner;

(iii)
Commodity Interests held for investment purposes. "Commodity Interests" means commodity futures contracts, options on commodity futures contracts, and options on physical commodities which are traded on or subject to the rules of any contract market designated for trading such transactions under the U.S. Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder (the "Commodity Exchange Act"), or any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act. A Commodity Interest owned by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests in connection with such business may be deemed to be held for investment purposes;

(iv)
Physical Commodities held for investment purposes. "Physical Commodity" means any physical commodity with respect to which a Commodity Interest is traded on or subject to the rules of any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder or any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act. A Physical Commodity owned by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in Physical Commodities in connection with such business may be deemed to be held for investment purposes;

(v)
To the extent not securities, financial contracts (as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act) entered into for investment purposes. A financial contract entered into by the Subscriber who is engaged primarily in the business of investing, reinvesting, or trading in financial contracts in connection with such business may be deemed to be held for investment purposes;

(vi)
If the Subscriber is a commodity pool or company that would be an investment company except that it is relying on an exception provided in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, any amounts payable to the Subscriber pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Subscriber upon the demand of the Subscriber; and

(vii)
Cash and cash equivalents (including in currencies other than the U.S. dollar) held for investment purposes, including: (A) bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for investment purposes; and (B) the net cash surrender value of an insurance policy.

To the extent such representations and warranties provided above differ with respect to a co-Subscriber, please specify such differentiation and provide an explanation below:

Fortress Private Lending Fund
Investment Company Act Matters – Exhibit B-3

Confidential, Proprietary and Trade Secret
EXHIBIT C

PLAN INVESTOR REPRESENTATIONS

The Subscriber hereby represents and warrants, pursuant to Section 8(o) of the attached Agreement, as set forth below.  Subscribers for whom the answer to items 1, 3, 4 or 5 below is "Yes" shall be referred to in this Exhibit C and the Subscription Agreement as "Plan Investors."  Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

☐ Yes ☐ No
1.          The Subscriber is, or is acting on behalf of: (a) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, that is subject to Part 4 of Subtitle B of Title I of ERISA; (b) a "plan" within the meaning of Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code (including individual retirement accounts); or (c) any other entity or account (including an insurance company general account) that is deemed under the U.S. Department of Labor regulation codified at 23 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA to hold the assets of a plan described in (a) or (b) (each, a "Benefit Plan Investor").

If the Subscriber answered "No" to this item 1 (i.e., the Subscriber is not a Benefit Plan Investor), it represents that it will not be a Benefit Plan Investor for so long as the Subscriber holds an interest in the Company, and will promptly notify the Company in writing in the event it ever becomes, or there is any reason to believe that it will become, a Benefit Plan Investor.

☐ Yes ☐ No	2. The Subscriber is, or is acting on behalf of, a "governmental plan" within the meaning of Section 3(32) of ERISA, a non-U.S. plan (established and maintained outside of the United States primarily for the benefit of individuals substantially all of whom are non-residents of the United States), or another plan or retirement arrangement that is not subject to Part 4 of Subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply or a partnership, limited liability company or other entity or account that is deemed to hold the assets of such a governmental plan, non-U.S. plan or other plan or retirement arrangement under applicable law (each, an "Other Plan Investor").

☐ Yes ☐ No	3. The Subscriber is, or is acting on behalf of, a "church plan" within the meaning of Section 3(33) of ERISA.

If the answer to this item 3 is "Yes", has the Subscriber elected to be subject to ERISA?

☐ Yes ☐ No	4. The Subscriber is, or is acting on behalf of, an entity or account described under 29 C.F.R. § 2510.3-101(h) (such as, for example, a group trust, a bank common or collective trust or certain insurance company separate accounts).

☐ Yes ☐ No	5. The Subscriber is, or is acting on behalf of, an insurance company general account, the underlying assets of which are plan assets of a Benefit Plan Investor.

If the Subscriber answered "No" to this item 5 (i.e., the Subscriber's assets are not plan assets of any Benefit Plan Investor), it represents that its assets will not include assets of a Benefit Plan Investor for so long as the Subscriber holds an interest in the Company, and will promptly notify the Company in writing in the event it ever holds, or there is any reason to believe that it will hold, plan assets of a Benefit Plan Investor.

☐ Yes ☐ No	6. The Subscriber is (a) a person or entity who has discretionary authority or control with respect to the assets of the Company, (b) a person or entity who provides investment advice for a fee (direct or indirect) with respect to the assets of the Company, or (c) an "affiliate" (within the meaning of 29 C.F.R. Section 2510.3-101(f)(3)) of a person or entity described in (a) or (b).

Fortress Private Lending Fund
Plan Investor Representations – Exhibit C-1

Confidential, Proprietary and Trade Secret
7.            If the answer to any of items 1, 2, 3, 4 or 5 above is "Yes," the Subscriber hereby represents, warrants and covenants to and agrees with the Company that:

(a)
The Plan Investor's decision to invest in the Company was made on an arms' length basis by duly authorized fiduciaries in accordance with the Plan Investor's governing documents, which fiduciaries (each a "Plan Fiduciary") (i) are independent of the Company, the Adviser and their respective affiliates, (ii) are capable of evaluating investment risks and exercising independent judgment with regard to the Plan Investor's prospective investment in the Company and (iii) are fiduciaries under ERISA and/or the Code or any other U.S. federal, state or local or non-U.S. law substantially similar to ERISA or Section 4975 of the Code ("Similar Law"), as applicable, with respect to the decision to invest in the Company;

(b)
None of the Company, the Adviser or any of their respective affiliates has undertaken to provide any advice or recommendation to any Plan Fiduciary, including in a fiduciary capacity, and no such advice nor any such recommendation was relied upon by any Plan Fiduciaries in deciding to invest in the Company.  Such Plan Fiduciaries have considered any fiduciary duties or other obligations arising under ERISA, Section 4975 of the Code and any Similar Law, including any regulations, rules and procedures issued thereunder and related judicial interpretations, in determining to invest in the Company, and such Plan Fiduciaries have independently determined that an investment in the Company is consistent with such fiduciary duties and other obligations;

(c)
No discretionary authority or control was exercised by the Company, the Adviser or any of their respective affiliates in connection with the Plan Investor's investment in the Company.  No investment advice was provided to the Plan Investor or the Plan Fiduciary by the Company, the Advisor or their respective affiliates, including any advice based upon the Plan Investor's investment policies or strategies, overall portfolio composition or diversification with respect to its investment in the Company;

(d)
The Subscriber acknowledges and agrees that the Company does not intend to hold plan assets for the Plan Investor and that none of the Company, the Adviser or any of their respective affiliates will act as a fiduciary to the Plan Investor under ERISA, the Code or any Similar Law with respect to the Plan Investor's purchase or retention of an interest in the Company or the management or operation of the Company;

(e)
Assuming the assets of the Company are not "plan assets" within the meaning of Section 3(42) of ERISA, the Subscriber's acquisition and holding of interests in the Company will not constitute or result in a non-exempt "prohibited transaction" under ERISA or Code §4975 or a violation of any Similar Law; and

(e)
The information provided in this Exhibit C is true and accurate as of the date hereof, and such information shall remain true and accurate for so long as the Subscriber holds an interest in the Company.

The Subscriber shall notify the Company promptly after obtaining knowledge of the occurrence of any event which invalidates or otherwise renders inaccurate (or will be reasonably expected to invalidate or otherwise render inaccurate) any of the foregoing representations, warranties and covenants.

Fortress Private Lending Fund
Plan Investor Representations – Exhibit C-2

Confidential, Proprietary and Trade Secret
EXHIBIT D

CONSENT TO ELECTRONIC DELIVERY OF THE COMPANY'S PRIVACY NOTICE AND U.S. INTERNAL REVENUE SERVICE Form 1099-DIV AND DISCLOSURE STATEMENT

☐
Check this box to confirm that the Subscriber consents to (i) receive annual updates and changes to the Company's "privacy notice" described in Section 8(s) above via e-mail or website and (ii) electronic receipt of Form 1099 statements in respect of its shares in the Company.

As a Shareholder of the Company, the Subscriber hereby consents, notwithstanding anything to the contrary in the Company Documents, to receive U.S. Internal Revenue Service Form 1099-DIV ("Form 1099") in respect of the Company through electronic delivery.

The Subscriber hereby acknowledges the following:

1.
If the Subscriber chooses not to consent to electronic delivery or if the Subscriber subsequently withdraws its consent to electronic delivery, paper copies of Form 1099 will be furnished to the Subscriber, through mail or hand delivery.

2.
This consent applies to each Form 1099 required to be furnished to the Subscriber by the Company after this consent is given until the Subscriber withdraws consent following the procedure set out in paragraph 4 below.

3.
Notwithstanding the Subscriber's consent, the Subscriber is entitled to receive paper Form 1099 statements upon request to the Company in writing at: Fortress Private Lending Fund, c/o FPLF Management LLC, 1345 Avenue of the Americas, New York, New York 10105, United States, or by email at [***].  The Company will NOT treat the Subscriber's request for paper Form 1099 statements as a withdrawal of consent.  If the Subscriber wishes to withdraw consent, the Subscriber understands that it must do so affirmatively.

4.
The Subscriber may withdraw consent by contacting the Company in writing at: Fortress Private Lending Fund, c/o FPLF Management LLC, 1345 Avenue of the Americas, New York, New York 10105, United States or by email at [***].  The withdrawal of consent will be effective within 60 days of receipt by the Company and will be confirmed in writing by the Company by mail at the Subscriber's address on record.  A withdrawal of consent does not apply to a Form 1099 statement that was furnished electronically before the withdrawal takes effect.

5.	The Company will cease to furnish Form 1099 statements, electronically or otherwise, beginning with the year after the year in which the Subscriber ceases to be a Shareholder of the Company.

6.
The Subscriber can contact the Company by emailing [***] to communicate any changes in its contact information.  The Company will email the Subscriber if the contact information for the Company changes.

7.
The Form 1099 statements will be furnished to the Subscriber as a PDF (portable document format) file.  The Company will notify the Subscriber via email when Form 1099 statements are available.  The Form 1099 statements may need to be printed and attached to a U.S. federal, state, or local income tax return.

8.
Each Form 1099 statement will be available to the Subscriber for at least 12 months following the end of the tax year to which the Form 1099 statement relates or 6 months after the date the Form 1099 statement is issued, whichever is later.

Fortress Private Lending Fund
Consent to Electronic Delivery – Exhibit D-1

Confidential, Proprietary and Trade Secret
EXHIBIT E

REPRESENTATIONS FOR NON-U.S. PERSONS

As used herein, the term "Shares" shall mean Class I Shares of beneficial interest in the Company and the term "Subscriber" shall mean the person or entity executing the Subscription Agreement to which this Exhibit E is attached as the "Subscriber".

SUBSCRIBERS IN THE EEA, UK, OR SWITZERLAND

For purposes hereof, "EEA Jurisdiction" means each of: Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden.

If (a) the Subscriber is domiciled in, or has a registered office in, an EEA Jurisdiction, the United Kingdom, or Switzerland, or (b) if the Subscriber's decision to invest in the Company was made for or on behalf of the Subscriber by a person that is domiciled in, or has its registered office in, an EEA Jurisdiction, the United Kingdom, or Switzerland (each, an "EEA Subscriber", a "UK Subscriber", or a "Swiss Subscriber", respectively), the Subscriber represents, warrants and agrees that (i) the Subscriber has appropriately completed the European Economic Area / United Kingdom / Switzerland Investor Questionnaire, as applicable, and (ii) all of the statements, answers, and information in the European Economic Area / United Kingdom / Switzerland Investor Questionnaire, as applicable, are true and correct as of the date hereof, will be true and correct as of the date and/or dates of the acceptance of this subscription and, as of each such date, do not and will not omit to state any material fact necessary in order to make the statements contained therein not misleading.1

SUBSCRIBERS IN CANADA

The Subscriber represents and warrants that (a) the Subscriber is an "accredited investor" as defined in Canadian National Instrument 45-106 Prospectus and Registration Exemptions, (b) the Subscriber has fully and truthfully completed the Supplemental Investor Qualification Statement for Canadian Investors attached hereto and (c) the Subscriber has not received any general advertising materials relating to the Shares.

 SUBSCRIBERS IN THE CAYMAN ISLANDS

The Subscriber represents, warrants and acknowledges that it is not a member of the public in the Cayman Islands, as such phrase is defined in the Exempted Limited Partnership Law (2018 Revision) of the Cayman Islands, as amended from time to time.

SUBSCRIBERS IN HONG KONG

The Subscriber represents and warrants that it is a professional investor within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong).

SUBSCRIBERS IN JAPAN

The Subscriber represents, warrants, acknowledges and agrees that (a) in addition to all other restrictions on transfer, the Subscriber shall not transfer its Shares to more than one investor in Japan and (b) the Subscriber is in compliance with any applicable filing requirements under the Foreign Exchange and Foreign Trade Law and other applicable laws of Japan.

1
EEA Subscribers, UK Subscribers and Switzerland Subscribers must complete the European Economic Area / United Kingdom / Switzerland Investor Questionnaire, respectively. Please contact the Adviser for additional information.

Fortress Private Lending Fund
Representations for Non-U.S. Persons – Exhibit E-1

Confidential, Proprietary and Trade Secret
SUBSCRIBERS IN KUWAIT

The Subscriber acknowledges that this Subscription Agreement will be executed and this Subscription Agreement will be accepted on behalf of the Company outside Kuwait, and that the sale of the shares of beneficial interest in the Company will take place outside of Kuwait.

SUBSCRIBERS IN SINGAPORE

The Subscriber represents and warrants that it is an institutional investor within the meaning of Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA") or a person referred to in Section 275 of the SFA.

SUBSCRIBERS IN THE UNITED ARAB EMIRATES

The Subscriber represents and warrants that it is (a) an Exempt Qualified Investor as defined in SCA Chairman Decision No. 3/R.M. of 2017, as amended, or (b) it was not solicited by any person in relation to its investment in the Company or subscription for Shares, and it requested the Memorandum, this Agreement and any other offering materials at its own initiative and has submitted this application to purchase Shares, and its offer to purchase Shares is not based on promotion within, or into, the UAE of such Shares by the foreign fund manager or any of its related parties.

Fortress Private Lending Fund
Representations for Non-U.S. Persons – Exhibit E-2

EXHIBIT F

Fortress Investor Privacy Notice

Effective March 30, 2024

Please ensure that you provide a copy of this Privacy Notice to any third parties whose personal data you provide to Fortress.

Introduction

Fortress Investment Group LLC, its affiliates and investment funds established by affiliates of Fortress Investment Group LLC ("Fortress") use your Personal Information to enable us to provide investment management services to you. Personal Information is generally defined as any data which is related to an identified or identifiable natural person. This privacy notice contains a description of Fortress' policies and practices regarding its collection and use of your Personal Information as a Fortress investor, wherever you are based, and, if applicable, the rights and choices you have.

In the event that you have any questions or concerns about the information provided in this privacy notice, please see the "How to Contact Us" section below.

How We Collect and Use Your Personal Information

Fortress collects Personal Information (such as your name, address, telephone number, social security number, assets and income, investments, withdrawals, investment performance and account balances) from: (i) you or, if applicable, your financial intermediary or a third party administrator, on subscription documents; (ii) your investments with Fortress; (iii) third party risk management databases; and (iv) your visits to Fortress investor portals.

We will process your Personal Information lawfully based on the following legal grounds: (i) where it is necessary to enter into and perform the subscription, (ii) where it is necessary to comply with the legal and regulatory obligations imposed on us; or (iii) where it is necessary to pursue our legitimate interests.

We may process your Personal Information for legal, administrative and management purposes, to enable us to meet our legal obligations as regulated entities and for subscription and account management purposes. In particular, we may process your Personal Information to verify your identity in line with anti- money laundering/know your customer regulations.

How We Share Your Personal Information with Others

We share your Personal Information with Fortress entities in order to provide investment management services to you or to contact you in connection with new investment opportunities.

We may also share your Personal Information with a select group of third-party service providers that carry out certain functions on our behalf, including, but not limited to, law firms, accounting firms, fund administrators or financial institutions in connection with our financing arrangements, as is necessary to service investor accounts.

In particular, we may share your Personal Information with the following:

•	Fund Administrators – Administrators may be based in the European Economic Area ("EEA"), the United Kingdom, the United States or other jurisdictions, such as the Cayman Islands.

•
Financial Institutions – The institutions providing financing to Fortress or its investment vehicles may be based in the EEA, the United Kingdom, the United States or other jurisdictions, such as Japan.

•	Independent Auditors – Audit firms are typically based in the United States and/or the Cayman Islands.

•	Law Firms – Legal firms may be based in the EEA, the United Kingdom, the United States or other jurisdictions, such as Japan or the Cayman Islands.

Fortress Private Lending Fund
Notice Regarding Privacy of Financial Information – Exhibit F-1

We may also receive information from third party risk management databases which may not be available to the public and may contain details of financial crimes. If we receive such information, we will process it in order to fulfil our legal obligations relating to money laundering and economic sanctions.

We take appropriate steps to ensure that the entities with which we share your Personal Information (both affiliates and non-affiliated third parties) protect the confidentiality and security of your information and use it only for its intended purpose.

You should be aware that we may disclose your Personal Information if required to do so by law, court of law, or as requested by any governmental, self-regulatory organization or law enforcement authority.

How Long Do We Keep Your Personal Information

We will retain your Personal Information for the amount of time necessary to accomplish the purpose for which it was collected. We will also retain Personal Information that could be relevant to legal proceedings or must otherwise be retained for longer periods pursuant to applicable law.

How Do We Protect Your Personal Information

We have implemented technical, administrative, and physical security measures to protect your Personal Information from unauthorized access and improper use. We have built security policies and procedures based on best practice frameworks and review these procedures in order to consider appropriate new technology and methods on an ongoing basis. Except as otherwise required by law, only authorized persons will be allowed to view your Personal Information. Fortress employees receive training about the importance of confidentiality and maintaining the privacy and security of your information. Further, Fortress undergoes periodic security risk assessments to ensure the security of information in our possession.

Transferring Your Personal Information to Other Countries

Fortress may transfer your Personal Information to recipients outside of the country in which the data originally was processed (e.g., the EEA, United Kingdom or Cayman Islands) to countries, such as the United States and other jurisdictions that may not have received a finding of "adequacy" under Article 45 of the EU General Data Protection Regulation ("GDPR"), the UK Data Protection Act 2018 and the Data Protection, Privacy and Electronic Communications (Amendments Etc.) (EU Exit) Regulations 2019 ("UK GDPR"), the Data Protection Law 2017 of the Cayman Islands ("DPL"), or other applicable data protection laws. Fortress relies on appropriate safeguards for the transfer of your Personal Information to these jurisdictions, including pursuant to the European Commission's standard contractual clauses (or United Kingdom-specific equivalent) or the terms of any other valid data transfer mechanism under applicable data protection laws.

For further information on any necessary safeguards implemented by us to ensure the protection of your Personal Information in the context of international transfers, please contact us as indicated below in the "How to Contact Us" section.

Rights in relation to Your Personal Information

To the extent applicable under data protection or privacy laws of your jurisdiction, you may have specific rights in relation to the Personal Information we hold about you and how that Personal Information is processed by Fortress. If you would like to exercise any rights afforded to you under such laws, please contact us using the details provided in the "How To Contact Us" section and we will provide you with the information to which you are entitled.

Fortress Private Lending Fund
Notice Regarding Privacy of Financial Information – Exhibit F-2

Where applicable, you may have the right (subject to certain limitations) to confirm that Fortress is processing your Personal Information, and how to access the Personal Information we keep about you; to restrict or object to the processing of your Personal Information; to rectify, erase, and, port your Personal Information; and to non-discrimination for exercising your legal rights in relation to your Personal Information.

Questions, Concerns and Complaints

Should you wish to make a complaint about Fortress' use of your Personal Information, you may contact Fortress as set out in the "How to Contact Us" section below.

You also have the right to lodge a complaint with the appropriate regulatory body/supervisory authority, in particular in the country where you reside, of an alleged infringement of the law.

How To Contact Us

If you have any questions concerning our privacy practices described in this privacy notice please contact us at [***] or call us at our toll-free number 1-833-459-0090

Or Write to us at:
Data Subject Rights
Fortress Investment Group
1345 Avenue of the Americas
New York, NY 10105

Changes to This Privacy Notice

We reserve the right to change our privacy notice from time to time as necessary, including due to changes in the law or to our data processing practices or activities. If we decide to change our privacy notice we will notify you of these changes.

Fortress Private Lending Fund
Notice Regarding Privacy of Financial Information – Exhibit F-3

Confidential, Proprietary and Trade Secret
EXHIBIT G

EEA-UK PRIVACY NOTICE

This EEA-UK Privacy Notice (this "EEA-UK Privacy Notice") applies to the extent that EEA-UK Data Protection Legislation (as defined below) applies to the processing of personal data by an Authorized Entity (as defined below).  If this EEA-UK Privacy Notice applies, the data subject has certain rights with respect to such personal data, as outlined below.

For this EEA-UK Privacy Notice, "EEA-UK Data Protection Legislation" means all applicable legislation and regulations relating to the processing and/or protection of personal data in force from time to time in the European Union ("EU"), the European Economic Area ("EEA") or the United Kingdom ("UK"), including: (i) Regulation (EU) 2016/ 679 (the "General Data Protection Regulation"); (ii) the General Data Protection Regulation as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union Withdrawal Act 2018; (iii) any other legislation which implements any other current or future legal act of the EU (or its member states) or the UK concerning the protection and processing of personal data and any national implementing or successor legislation; and (iv) any amendment or re-enactment of any of the foregoing.  The terms "controller," "processor," "data subject," "personal data," "processing" and any other applicable terms in this EEA-UK Privacy Notice shall be interpreted in accordance with the applicable EEA-UK Data Protection Legislation.  All references to "investor(s)" in this EEA-UK Privacy Notice shall be to such actual or potential investor(s) and, as applicable, any of such investor(s)' partners, officers, directors, employees, shareholders, members, managers, ultimate beneficial owners and affiliates.

Please direct any questions arising out of this EEA-UK Privacy Notice to Fortress at [***].

Categories of personal data collected and lawful bases for processing

In connection with forming, offering and operating funds for investors, Fortress and its portfolio companies, their affiliates, and in each case, their administrators, service providers, legal and other advisors and agents (the "Authorized Entities") may collect, record, store, adapt and otherwise process and use personal data, either relating to investors or to any other data subjects, including from the following sources:

•
information received in telephone conversations, meeting (which may be recorded), in voicemails, through written correspondence, via email, or on subscription agreements, investor questionnaires, applications or other forms (including, without limitation, any anti-money laundering, identification and verification documentation);

•	information about transactions with any Authorized Entity or others;

•
information captured on any Authorized Entity's website, data room and/or investor reporting portal (as applicable), including registration information, information provided through online forms, and/or any information captured via "cookies" and/or similar technologies;

•	information containing photographic images or specimen handwriting; and

•	information from publicly available sources, including from:

•	publicly available and accessible directories and sources;

•	bankruptcy registers;

•	tax authorities, including those that are based outside the UK and the EEA if the applicable data subject is subject to tax in another jurisdiction;

Fortress Private Lending Fund
EU Privacy Notice – Exhibit G-1

Confidential, Proprietary and Trade Secret
•	governmental and competent regulatory authorities to whom any Authorized Entity has regulatory obligations;

•	credit agencies; and

•	fraud prevention and detection agencies and organizations.

Any Authorized Entity may process the following categories of personal data:

•	names, dates of birth and birth place;

•	contact details and professional addresses (including physical addresses, email addresses and telephone numbers);

•	account data and other information contained in any document provided by investors to the Authorized Entities (whether directly or indirectly);

•	risk tolerance, transaction history, investment experience and investment activity;

•	information regarding an investor's status under various laws and regulations, including social security number, tax status, income and assets;

•	accounts and transactions with other institutions;

•	information regarding an investor's interest in a fund, including ownership percentage, capital commitment and/or investment, income and losses;

•	information regarding an investor's citizenship and location of residence;

•	source of funds used to make the investment in a fund;

•	anti-money laundering, identification (including passport and drivers' license) and verification documentation; and

•	information regarding the use of any Authorized Entity's website, data room and/or investor portal.

Any Authorized Entity may, in certain circumstances, combine personal data it receives from an investor with other information that it collects from, or about such investor.  This will include information collected in an online or offline context.  In addition, personal data of investors could be processed and controlled irrespective of whether such investor is admitted to a fund as a shareholder.

One or more of the Authorized Entities are "controllers" of personal data collected in connection with the funds.  In simple terms, this means such Authorized Entities: (i) "control" the personal data that they or other Authorized Entities collect from investors or other sources; and (ii) make certain decisions on how to use and protect such personal data.

There is a need to process personal data for the purposes set out in this EEA-UK Privacy Notice as a matter of contractual necessity under or in connection with an agreement entered into or being negotiated between the relevant Authorized Entity and investor or data subject and associated documentation ("Fortress Documentation"), pursuant to applicable legal obligations and, also in the legitimate interests of the relevant Authorized Entity (or those of a third-party) to operate their respective businesses.  From time to time, an Authorized Entity may need to process the personal data on other legal bases, including the following: (i) with consent; (ii) if it is necessary to protect the vital interests of an investor or other data subjects; or (iii) if it is necessary for a task carried out in the public interest.

Fortress Private Lending Fund
EU Privacy Notice – Exhibit G-2

Confidential, Proprietary and Trade Secret
A failure to provide the personal data requested to fulfill the purposes described in this EEA-UK Privacy Notice may result in the applicable Authorized Entities being unable to provide the services in connection with Fortress Documentation.

Purpose of processing

The applicable Authorized Entities process the personal data for the following purposes (and in respect of paragraphs (iii), (iv), (vi), (viii), (ix) and (xi) in the legitimate interests of the Authorized Entities (or those of a third-party)):

(i)
The performance of its contractual and legal obligations (including applicable anti-money laundering, KYC and other related laws and regulations), including in connection with assessing suitability of investors in a fund.

(ii)	The administrative processes (and related communication) carried out between the Authorized Entities in preparing for the admission of investors to a fund.

(iii)
Ongoing communication with investors, their representatives, advisors and agents (including the negotiation, preparation and signature of documentation) during the process of admitting investors to a fund and execution of the relevant Fortress Documentation.

(iv)
The ongoing administrative, accounting, reporting and other processes and communications required to operate the business funds (including any website, data rooms and/or portals) of the Authorized Entities and funds in accordance with applicable documentation between the parties.

(v)	To administer, manage and set up investor account(s) to allow investors to purchase their holding (of shares) in the funds.

(vi)
To facilitate the execution, continuation or termination of the contractual relationship between investors and the relevant Authorized Entities (and any funds operated by Fortress or its affiliates) (as applicable).

(vii)
To facilitate the transfer of funds, and administering and facilitating any other transaction, between investors and the relevant Authorized Entities (and any funds operated by Fortress or its affiliates).

(viii)
To enable any actual or proposed assignee or transferee, participant or sub-participant of FPLF (and/or any funds operated by Fortress or its affiliates) rights or obligations to evaluate proposed transactions.

(ix)	To facilitate business asset transactions involving Fortress and/or any fund or investment vehicles (operated by Fortress or its affiliates).

(x)	Any legal or regulatory requirement.

(xi)
Keeping investors informed about the business of the Authorized Entities generally, including offering opportunities to make investments other than to the funds in which such investors currently invest.

(xii)	Any other purpose for which notice has been provided, or has been agreed to, in writing.

The Authorized Entities monitor communications where the law requires them to do so.  The Authorized Entities also monitor communications, where required to do so, to comply with regulatory rules and practices and, where permitted to do so, to protect their respective businesses and the security of their respective systems.

Fortress Private Lending Fund
EU Privacy Notice – Exhibit G-3

Confidential, Proprietary and Trade Secret
Sharing and transfers of personal data

In addition to disclosing personal data amongst themselves, any Authorized Entity may disclose personal data, where permitted by EEA-UK Data Protection Legislation, to other service providers, employees, agents, contractors, consultants, professional advisors, lenders, processors and persons employed and/or retained by them in order to fulfill the purposes described in this EEA-UK Privacy Notice.  In addition, any Authorized Entity may share personal data with regulatory bodies having competent jurisdiction over them, as well as with tax authorities, auditors and tax advisors (where necessary or required by law).

Any Authorized Entity may transfer personal data cross-border, including to a Non-Equivalent Country (as defined below), in order to fulfill the purposes described in this EEA-UK Privacy Notice and in accordance with applicable law, including where such transfer is a matter of contractual necessity to enter into, perform and administer Fortress Documentation, including the subscription agreement, and to implement requested pre-contractual measures.  For information on the safeguards applied to such transfers, please contact Fortress at the contact information provided above.  For the purposes of this EEA-UK Privacy Notice, "Non-Equivalent Country" shall mean any country or territory other than: (i) a member state of the EEA; (ii) the UK, or (iii) a country or territory which has at the relevant time been determined by the European Commission or the Government of the UK (as applicable) in accordance with the EEA-UK Data Protection Legislation to ensure an adequate level of protection for personal data.

Retention and security of personal data

Fortress and its affiliates consider the protection of personal data to be a sound business practice, and to that end, employs appropriate technical and organizational measures, including robust physical, electronic and procedural safeguards to protect personal data in their possession or under their control.

Personal data may be kept for as long as it is required for legitimate business purposes, to perform contractual obligations or, where longer, such longer period as is required by applicable legal or regulatory obligations.  Personal data will be retained throughout the life cycle of any investment in a fund.  However, some personal data will be retained after a data subject ceases to be an investor in a fund.

Data Subject Rights

It is acknowledged that, subject to applicable EEA-UK Data Protection Legislation, the data subjects to which personal data relates have certain rights under EEA-UK Data Protection Legislation: to obtain information about, or (where applicable) withdraw any consent given in relation to, the processing of their personal data; to access and receive a copy of their personal data; to request rectification of their personal data; to request erasure of their personal data; to exercise their right to data portability; and to exercise their right not to be subject to automated decision-making.  Please note that the right to erasure is not absolute, and it may not always be possible to erase personal data on request, including where the personal data must be retained to comply with a legal obligation.  In addition, erasure of the personal data requested to fulfill the purposes described in this EEA-UK Privacy Notice may result in the inability to provide the services in connection with Fortress Documentation.

In case a data subject to whom personal data relate disagrees with the way in which their personal data is being processed in relation to Fortress Documentation, the data subject has the right to object to this processing of personal data and request restriction of the processing.  The data subject may also lodge a complaint with the competent data protection supervisory authority in the relevant jurisdiction.

A data subject may raise any request relating to the processing of their personal data with Fortress at [***].

Fortress Private Lending Fund
EU Privacy Notice – Exhibit G-4

Confidential, Proprietary and Trade Secret
EXHIBIT H

 SUPPLEMENTAL INVESTOR QUALIFICATION STATEMENT
FOR CANADIAN SUBSCRIBERS

Part I.	Disclosure Matters.

The Subscriber and, if applicable, the disclosed principal of the Subscriber (the "Disclosed Principal") understands that the Company may be required to provide any one or more of the Canadian securities regulators, stock exchanges, other regulatory agencies or the Company's registrar and transfer agent or other agents with the name, residential address, telephone number, facsimile number and email address of the Subscriber (and, if applicable, the Disclosed Principal) as well as information regarding the Class I Shares of beneficial interest in the Company (the "Shares") subscribed for under the Subscription Agreement and the identities of any beneficial Subscribers of the Shares (collectively, the "Canadian Required Information"), and may make any other filings of the Canadian Required Information as the Company deems or its agents deem appropriate.  In addition, the Canadian Required Information may be used by the Company for the purposes of:

(a)          evaluating the Subscriber's eligibility and suitability as a potential limited partner of the Company;

(b)          complying with all corporate governance and disclosure requirements under applicable securities laws; and

(c)          contacting the Subscriber in its capacity as an investor.

The Subscriber (and, if applicable, the Disclosed Principal) hereby consents to and authorizes the foregoing use and disclosure of such Canadian Required Information and agrees to provide, on request, all particulars required by the Company in order to comply with the foregoing.

Each Subscriber (and, if applicable, the Disclosed Principal) in Ontario authorizes the indirect collection of Canadian Required Information by the Ontario Securities Commission and confirms that it has been notified by the Company: (i) that the Company will be delivering the Canadian Required Information to the Ontario Securities Commission; (ii) that such Canadian Required Information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in applicable securities laws; (iii) that such Canadian Required Information is being collected for the purpose of the administration and enforcement of applicable securities laws; and (iv) that the title, business address and business telephone number of the public official in the Province of Ontario, who can answer questions about the Ontario Securities Commission's indirect collection of the Canadian Required Information is as follows:

Administrative Support Clerk
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario M5H 3S8
Telephone: (416) 593-3684
Facsimile:  (416) 593-8122

The Subscriber represents and warrants that it has the authority to provide consents and acknowledgements set out in the above paragraphs on behalf of all beneficial purchasers.

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-1

Confidential, Proprietary and Trade Secret
Part II.	Accredited Investor Matters.

Please indicate with an "X" the category in Part II(a) and the category or categories in Part II(b) below that accurately describe the Subscriber and qualify it as an "accredited investor" pursuant to Canadian National Instrument 45-106 – Prospectus and Registration Exemptions:

(a)	The Subscriber represents, warrants and certifies to the Company that the Subscriber is:

_______	(1)	an "accredited investor" within the meaning of Canadian National Instrument 45-106, is resident in Canada and is subscribing for the Shares as principal for its own account and not for the benefit of any other Person, and it is subscribing for investment only and not with a view to resale or distribution and no other Person, corporation, firm or other organization has a beneficial interest in the Shares;

_______	(2)	subscribing for the Shares as agent for a "Disclosed Principal," and the Disclosed Principal is an "accredited investor" within the meaning of Canadian National Instrument 45-106, subscribing as principal for its own account, and not for the benefit of any other Person, and is subscribing for investment only and not for a view to resale or distribution; or

_______	(3)	a Person described in paragraph (15) or (16) of Part II(b) below and is subscribing for the Shares on behalf of one or more Fully Managed Accounts.

(b)          If the Subscriber or the Disclosed Principal is an "accredited investor" within the meaning of Canadian National Instrument 45-106 subscribing pursuant to (1) or (2) above, check or initial the categories that apply to the Subscriber or the Disclosed Principal:

_______	(1)	a Canadian Financial Institution, or a Schedule III bank;

_______	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(3)	a Subsidiary of any Person referred to in paragraphs (1) or (2), if the Person owns all of the voting securities of the Subsidiary, except the voting securities required by law to be owned by Directors of that Subsidiary;

_______	(4)	a Person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a Person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_______	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a Person referred to in paragraph (4);

_______	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_______	(7)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

_______	(8)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-2

Confidential, Proprietary and Trade Secret
_______	(9)	an individual who, either alone or with a Spouse, beneficially owns, directly or indirectly, Financial Assets having an aggregate realizable value that before taxes, but net of any Related Liabilities, exceeds CDN$1,000,000;

_______	(10)	an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a Spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_______	(11)	an individual who, either alone or with a Spouse, has net assets of at least CDN$5,000,000;

_______	(12)	a Person, other than an individual or an Investment Fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

_______	(13)	an Investment Fund that distributes or has distributed its securities only to

(A)	a Person that is or was an accredited investor at the time of the distribution;

(B)
a Person that acquires or acquired securities in the circumstances referred to in section 2.10 of Canadian National Instrument 45-106 (Minimum amount investment), and section 2.19 of Canadian National Instrument 45-106 (Additional investment in investment funds); or

(C)	a Person described in paragraph (A) or (B) above that acquires or acquired securities under section 2.18 of Canadian National Instrument 45-106 (Investment fund reinvestment);

_______	(14)	an Investment Fund that distributes or has distributed securities under a prospectus in a Canadian jurisdiction for which the applicable regulator or, in Québec, the securities regulatory authority, has issued a receipt;

_______	(15)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a Fully Managed Account managed by the trust company or trust corporation, as the case may be;

_______	(16)	a Person acting on behalf of a Fully Managed Account managed by that Person, if that Person is registered or authorized to carry on business as an investment adviser or the equivalent under the securities legislation of a jurisdiction of Canada or foreign jurisdiction;

_______	(17)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an Eligibility Adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_______	(18)	a Person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by Directors, are Persons that are accredited investors;

_______	(19)	an Investment Fund that is advised by a Person registered as an adviser or a Person that is exempt from registration as an adviser; or

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-3

Confidential, Proprietary and Trade Secret
______	(20)	a Person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Part III.	Canadian Permitted Client Matters.

Please check or initial the categories that apply to the Subscriber. The Subscriber represents, warrants and certifies that the Subscriber qualifies as a Canadian permitted client because the Subscriber is:

_______	(a)	a Canadian Financial Institution or a Schedule III bank;

_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(c)	a Subsidiary of any Person or company referred to in paragraph (a) or (b), if the Person or company owns all of the voting securities of the Subsidiary, except the voting securities required by law to be owned by Directors of the Subsidiary;

_______	(d)	a Person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than as a scholarship plan dealer or a restricted dealer;

_______	(e)	a pension fund that is regulated by either the federal Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned Subsidiary of such a pension fund;

_______	(f)	the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

_______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

_______	(h)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be;

_______	(i)	a Person or company acting on behalf of a managed account managed by the Person or company, if the Person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

(j)	an Investment Fund if one or both of the following apply:

_______	(1)	the fund is managed by a Person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada;

_______	(2)	the fund is advised by a Person or company authorized to act as an adviser under the securities legislation of a jurisdiction of Canada;

_______	(k)	an individual who beneficially owns Financial Assets, having an aggregate realizable value that, before taxes but net of any Related Liabilities, exceeds CDN$5,000,000;

_______	(l)	a Person or company that is entirely owned by an individual or individuals referred to in paragraph (k), who holds the beneficial ownership interest in the Person or company directly or through a trust, the trustee of which is a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction;

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-4

Confidential, Proprietary and Trade Secret
_______	(m)	a Person or company, other than an individual or an Investment Fund, that has net assets of at least $25 million as shown on its most recently prepared financial statements; or

_______	(n)	a Person or company that distributes securities of its own issue in Canada only to Persons or companies referred to in paragraphs (a) to (m).

Part IV.	Definitions.

For purposes of Parts II and III of this Supplemental Investor Qualification Statement for Canadian Subscribers, the following terms have the meanings set forth below:

"Canadian Financial Institution" means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)
a bank named in Schedule I or II of the Bank Act (Canada), loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

"Director" means:

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a Person that is not a company, an individual who performs functions similar to those of a director of a company.

"Eligibility Adviser" means:

(a)	a Person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)
in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada; provided that the lawyer or public accountant must neither:

(viii)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; nor

(ix)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a Person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

"Financial Assets" means:

(a)	cash;

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-5

Confidential, Proprietary and Trade Secret
(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

"Fully Managed Account" means an account of a client for which a Person makes the investment decisions if that Person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

"Investment Fund" means a Mutual Fund or a Non-Redeemable Investment Fund.

"Mutual Fund" means an issuer whose primary purpose is to invest money provided by its securityholders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer.

"Non-Redeemable Investment Fund" means an issuer:

(a)	whose primary purpose is to invest money provided by its securityholders;

(b)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a Mutual Fund or a Non-Redeemable Investment Fund, and

(c)	that is not a Mutual Fund.

"Person" includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator, or personal or other legal representative.

"Related Liabilities" means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets.

"Spouse" means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-6

Confidential, Proprietary and Trade Secret
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

"Subsidiary" means an entity that is controlled directly or indirectly by another entity and includes a subsidiary of such subsidiary.  For purposes of the definition of "Subsidiary," an entity is considered to control another entity if:

(a)
the first entity, directly or indirectly, beneficially owns or exercises control or direction over securities of the second entity carrying votes which, if exercised, would entitle the first entity to elect a majority of the directors of the second entity, unless that first entity holds the voting securities only to secure an obligation;

(b)	the second entity is a partnership, other than a limited partnership, and the first entity holds more than 50% of the interests of the partnership; or

(c)	the second entity is a limited partnership and the general partner of the limited partnership is the first entity.

Part V.	Business Conduct.

(a)
In the case of a Subscriber resident in Alberta, the Subscriber acknowledges (i) its understanding that the Company shall not be deemed to have carried on business in Alberta solely as a result of the offering and sale of the Interests (without regard to any other activities of the Company which may have occurred in Alberta), and (ii) that the Company may not be registered in Alberta pursuant to the provisions of the Partnership Act (Alberta) and may have no intention of registering under such statute.  In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its Shareholders are subject to limited liability in accordance with the terms of the Declaration of Trust and Bylaws of the Company and the Partnership Act (Alberta) as it would apply if the Company had completed registration as an extra-provincial limited liability partnership thereunder.  The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Company or its partners on a basis contrary to such limited liability status.

(b)
In the case of a Subscriber resident in British Columbia, the Subscriber hereby acknowledges (i) its understanding that the Company shall not be deemed to have carried on business in British Columbia solely as a result of the offering and sale of the Interests (without regard to any other activities of the Company which may have occurred in British Columbia), and (ii) that the Company may not be registered in British Columbia pursuant to the provisions of the Partnership Act (British Columbia) and may have no intention of registering under such statute.  In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its partners are subject to limited liability in accordance with the terms of the Declaration of Trust and Bylaws of the Company and the Partnership Act (British Columbia) as it would apply if the Company had completed registration as an extra-provincial limited liability partnership thereunder.  The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Company or its partners on a basis contrary to such limited liability status.

(c)
In the case of a Subscriber resident in Quebec, the Subscriber acknowledges (i) its understanding that the Company shall not be deemed to have carried on business in Quebec solely as a result of the offering and sale of the Interests (without regard to any other activities of the Company which may have occurred in Quebec), and (ii) that the Company may not be registered in Quebec pursuant to the provisions of the Act respecting the legal publicity of sole proprietors, shareholders and legal persons in Quebec and may have no intention of registering under such statute.  In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its Shareholders are subject to limited liability in accordance with the terms of the Declaration of Trust and Bylaws of the Company.  The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Company or its partners on a basis contrary to such limited liability status.

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-7

Confidential, Proprietary and Trade Secret
(d)
In the case of a Subscriber resident in Saskatchewan, the Subscriber acknowledges that the Company may not be registered in Saskatchewan pursuant to the provisions of the Partnership Act (Saskatchewan) and may have no intention of registering under such statute.  In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its partners are subject to limited liability in accordance with the terms of Declaration of Trust and Bylaws of the Company.  The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Company or its partners on a basis contrary to such limited liability status.

(e)
In the case of a Subscriber resident in Nova Scotia, the Subscriber acknowledges (i) its understanding that the Company shall not be deemed to have carried on business in Nova Scotia solely as a result of the offering and sale of interests in the Company, and (ii) that the Company may not been registered in Nova Scotia pursuant to the provisions of the Partnerships and Business Names Registration Act (Nova Scotia) and may have no intention of registering under such statute.  In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its partners are subject to limited liability in accordance with the terms of the Declaration of Trust and Bylaws of the Company.  The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Company or its partners on a basis contrary to such limited liability status.

(f)
In the case of a Subscriber resident in Manitoba, the Subscriber acknowledges that there may be no declaration filed with respect to the Company in the province of Manitoba and that there may be no intention of filing any declaration in Manitoba with respect to the Company.  In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its partners are subject to limited liability in accordance with the terms of the Declaration of Trust and Bylaws of the Company.  The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Partnership or its partners on a basis contrary to such limited liability status.

Part VI.	Anti-Money Laundering.

The Subscriber confirms to the Company that none of the funds being used to purchase the Shares are proceeds obtained or derived, directly or, to the knowledge of the Subscriber, indirectly, as a result of illegal activities and that:

(a)
the funds being used to purchase the Shares and advanced by or on behalf of the Subscriber do not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA");

(b)
the Subscriber is not a person or entity identified in the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism, the United Nations Al-Qaida and Taliban Regulations, the Regulations Implementing the United Nations Resolutions on the Democratic People's Republic of Korea, the Regulations Implementing the United Nations Resolution on Iran, the United Nations Côte d'Ivoire Regulations, the United Nations Democratic Republic of Congo Regulations, the Regulations Implementing the United Nations Resolutions on Liberia, the Regulation Implementing the United Nations Resolution on Libya and Taking Special Economic Measures, the Regulation Implementing the United Nations Resolution on Eritrea, the Regulations Implementing the United Nations Resolutions on Somalia, the United Nations Sudan Regulations, the Freezing of Corrupt Foreign Officials (Tunisia and Egypt) Regulations, the Special Economic Measures (Zimbabwe) Regulations, the Special Economic Measures (Iran) Regulations, the Special Economic Measures (Syria) Regulations or the Special Economic Measures (Burma) Regulations (collectively, the "Trade Sanctions"); and

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-8

Confidential, Proprietary and Trade Secret
(c)
the Company or its agents may be required by law to disclose the name and other information relating to the Subscriber and any purchase of the Shares, on a confidential basis, pursuant to the PCMLA, the Criminal Code (Canada) and the Trade Sanctions or as otherwise may be required by applicable laws, regulations or rules and the Subscriber agrees to such disclosure.

The Subscriber represents and warrants that it has the authority to provide consents and acknowledgements set out in this Part VI on behalf of all beneficial purchasers.

Part VII.	English Language Conduct.

Upon receipt of this Supplemental Investor Qualification Statement for Canadian Subscribers, the Subscriber, as an investor in Canada, hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the Shares (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only.  Chaque investisseur canadien confirme par les présentes qu'il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d'achat ou tout avis) soient rédigés en anglais seulement.

Part VIII.	Miscellaneous.

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in this Supplemental Investor Qualification Statement for Canadian Subscribers are true and correct on the date hereof and will be true and correct as of each date, if any, that the subscription set forth in the Subscription Agreement of which this Supplemental Investor Qualification Statement for Canadian Subscribers forms a part is accepted, in whole or in part, by the Company.  The Subscriber hereby agrees to provide such additional information related to the foregoing as is requested by the Company and to notify the Company promptly of any change which may cause any answer, statement or information set forth in this Supplemental Investor Qualification Statement for Canadian Subscribers to become untrue in any material respect.

Fortress Private Lending Fund
Supplemental Investor Qualification Statement for Canadian Investors – Exhibit H-9

EXHIBIT I

TAX FORMS
(Required by all investors)

U.S. Investors

Link to IRS Form W-9: http://www.irs.gov/file_source/pub/irs-pdf/fw9.pdf

Non-U.S. Investors

Link to IRS Form W-8BEN: http://www.irs.gov/pub/irs-pdf/fw8ben.pdf
Link to IRS Form W-8BEN-E: http://www.irs.gov/pub/irs-pdf/fw8bene.pdf
Link to IRS Form W-8IMY: http://www.irs.gov/pub/irs-pdf/fw8imy.pdf
Link to IRS Form W-8EXP: http://www.irs.gov/pub/irs-pdf/fw8exp.pdf
Link to IRS Form W-9: http://www.irs.gov/pub/irs-pdf/fw9.pdf

Fortress Private Lending Fund
Tax Forms – Exhibit I-1